Exhibit 99.2

THE ALLSTATE CORPORATION

Investor Supplement

Fourth Quarter 2013

The consolidated financial statements and financial exhibits included herein are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes thereto included in the most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q.  The results of operations for interim periods should not be considered indicative of results to be expected for the full year.

Measures used in these financial statements and exhibits that are not based on generally accepted accounting principles (“non-GAAP”) are denoted with an asterisk (*) the first time they appear.  These measures are defined on the page “Definitions of Non-GAAP Measures” and are reconciled to the most directly comparable GAAP measure herein.

THE ALLSTATE CORPORATION

Investor Supplement - Fourth Quarter 2013

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

Revenues
Property-liability insurance premiums	$7,014	$6,972	$6,862	$6,770	$6,744	$6,697	$6,666	$6,630	$27,618	$26,737
Life and annuity premiums and contract charges	610	584	579	579	566	563	559	553	2,352	2,241
Net investment income	1,026	950	984	983	1,033	940	1,026	1,011	3,943	4,010
Realized capital gains and losses:
Total other-than-temporary impairment losses	(29)	(96)	(55)	(27)	(44)	(39)	(69)	(87)	(207)	(239)
Portion of loss recognized in other comprehensive income	(1)	8	(5)	(10)	(10)	(7)	19	4	(8)	6
Net other-than-temporary impairment losses recognized in earnings	(30)	(88)	(60)	(37)	(54)	(46)	(50)	(83)	(215)	(233)
Sales and other realized capital gains and losses	172	47	422	168	258	(26)	77	251	809	560
Total realized capital gains and losses	142	(41)	362	131	204	(72)	27	168	594	327
Total revenues	8,792	8,465	8,787	8,463	8,547	8,128	8,278	8,362	34,507	33,315

Costs and expenses
Property-liability insurance claims and claims expense	4,283	4,427	4,741	4,460	5,042	4,293	4,810	4,339	17,911	18,484
Life and annuity contract benefits	490	498	471	458	464	453	462	439	1,917	1,818
Interest credited to contractholder funds	305	317	311	345	357	215	366	378	1,278	1,316
Amortization of deferred policy acquisition costs	1,069	1,026	961	946	947	1,016	942	979	4,002	3,884
Operating costs and expenses	1,258	937	1,090	1,102	1,095	1,010	996	1,017	4,387	4,118
Restructuring and related charges	11	13	20	26	9	9	10	6	70	34
Loss on extinguishment of debt	2	9	480	-	-	-	-	-	491	-
Interest expense	87	83	99	98	92	93	93	95	367	373
Total costs and expenses	7,505	7,310	8,173	7,435	8,006	7,089	7,679	7,253	30,423	30,027

(Loss) gain on disposition of operations	(44)	(646)	-	2	3	9	3	3	(688)	18

Income from operations before income tax expense	1,243	509	614	1,030	544	1,048	602	1,112	3,396	3,306

Income tax expense	422	193	180	321	150	325	179	346	1,116	1,000

Net income	$821	$316	$434	$709	$394	$723	$423	$766	$2,280	$2,306

Preferred stock dividends	11	6	-	-	-	-	-	-	17	-

Net income available to common shareholders	$810	$310	$434	$709	$394	$723	$423	$766	$2,263	$2,306

Earnings per common share: (1)

Net income available to common shareholders per common share - Basic	$1.79	$0.67	$0.93	$1.49	$0.82	$1.49	$0.86	$1.54	$4.87	$4.71
Weighted average common shares - Basic	452.8	461.1	468.3	475.4	482.2	485.9	490.6	498.7	464.4	489.4

Net income available to common shareholders per common share - Diluted	$1.76	$0.66	$0.92	$1.47	$0.81	$1.48	$0.86	$1.53	$4.81	$4.68
Weighted average common shares - Diluted	459.6	467.1	473.8	480.8	487.0	489.9	493.8	501.5	470.3	493.0

Cash dividends declared per common share	$0.25	$0.25	$0.25	$0.25	$0.22	$0.22	$0.22	$0.22	$1.00	$0.88

(1)                  In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

THE ALLSTATE CORPORATION

CONTRIBUTION TO INCOME

($ in millions, except per share data)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

Contribution to income

Operating income before the impact of restructuring and related charges	$789	$721	$542	$664	$295	$723	$438	$714	$2,716	$2,170
Restructuring and related charges, after-tax	(8)	(8)	(13)	(17)	(6)	(6)	(6)	(4)	(46)	(22)

Operating income *	781	713	529	647	289	717	432	710	2,670	2,148

Realized capital gains and losses, after-tax	94	(28)	234	85	136	(47)	17	110	385	216
Valuation changes on embedded derivatives that are not hedged, after-tax	(3)	(10)	3	(6)	(6)	97	(3)	(6)	(16)	82
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(3)	1	(4)	1	(4)	(28)	-	(10)	(5)	(42)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	7	-	-	-	4	-	-	7	4
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	-	(3)	(5)	(7)	(8)	(9)	(9)	(7)	(33)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(15)	(13)	(13)	(14)	(16)	(18)	(16)	(31)	(55)	(81)
(Loss) gain on disposition of operations, after-tax	(44)	(472)	-	1	2	6	2	2	(515)	12
Loss on extinguishment of debt, after-tax	(1)	(6)	(312)	-	-	-	-	-	(319)	-
Postretirement benefits curtailment gain, after-tax	-	118	-	-	-	-	-	-	118	-

Net income available to common shareholders	$810	$310	$434	$709	$394	$723	$423	$766	$2,263	$2,306

Income per common share - Diluted (1)
Operating income before the impact of restructuring and related charges	$1.72	$1.54	$1.14	$1.38	$0.61	$1.48	$0.89	$1.42	$5.78	$4.40
Restructuring and related charges, after-tax	(0.02)	(0.01)	(0.02)	(0.03)	(0.02)	(0.02)	(0.02)	-	(0.10)	(0.04)

Operating income	1.70	1.53	1.12	1.35	0.59	1.46	0.87	1.42	5.68	4.36

Realized capital gains and losses, after-tax	0.21	(0.06)	0.50	0.18	0.28	(0.09)	0.04	0.22	0.82	0.44
Valuation changes on embedded derivatives that are not hedged, after-tax	(0.01)	(0.02)	0.01	(0.02)	(0.01)	0.20	(0.01)	(0.01)	(0.03)	0.17
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(0.01)	-	(0.01)	-	(0.01)	(0.06)	-	(0.02)	(0.01)	(0.09)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	0.01	-	-	-	0.01	-	-	0.01	0.01
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	-	(0.01)	(0.01)	(0.01)	(0.01)	(0.02)	(0.02)	(0.01)	(0.07)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(0.03)	(0.03)	(0.03)	(0.03)	(0.03)	(0.04)	(0.03)	(0.06)	(0.12)	(0.16)
(Loss) gain on disposition of operations, after-tax	(0.10)	(1.01)	-	-	-	0.01	0.01	-	(1.10)	0.02
Loss on extinguishment of debt, after-tax	-	(0.01)	(0.66)	-	-	-	-	-	(0.68)	-
Postretirement benefits curtailment gain, after-tax	-	0.25	-	-	-	-	-	-	0.25	-

Net income available to common shareholders	$1.76	$0.66	$0.92	$1.47	$0.81	$1.48	$0.86	$1.53	$4.81	$4.68

Weighted average common shares - Diluted	459.6	467.1	473.8	480.8	487.0	489.9	493.8	501.5	470.3	493.0

(1)                In accordance with GAAP, the quarter and year-to-date per share amounts are calculated discretely.  Therefore, the sum of each quarter may not equal the year-to-date amount.

THE ALLSTATE CORPORATION

REVENUES

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

Property-Liability
Property-Liability insurance premiums	$7,014	$6,972	$6,862	$6,770	$6,744	$6,697	$6,666	$6,630	$27,618	$26,737
Net investment income	382	309	343	341	362	299	352	313	1,375	1,326
Realized capital gains and losses	128	(26)	305	112	143	(16)	19	189	519	335

Total Property-Liability revenues	7,524	7,255	7,510	7,223	7,249	6,980	7,037	7,132	29,512	28,398

Allstate Financial
Life and annuity premiums and contract charges	610	584	579	579	566	563	559	553	2,352	2,241
Net investment income	637	633	633	635	665	632	663	687	2,538	2,647
Realized capital gains and losses	14	(16)	57	19	56	(56)	8	(21)	74	(13)

Total Allstate Financial revenues	1,261	1,201	1,269	1,233	1,287	1,139	1,230	1,219	4,964	4,875

Corporate and Other
Service fees (1)	3	3	2	1	1	1	1	1	9	4
Net investment income	7	8	8	7	6	9	11	11	30	37
Realized capital gains and losses	-	1	-	-	5	-	-	-	1	5

Total Corporate and Other revenues before reclassification of services fees	10	12	10	8	12	10	12	12	40	46

Reclassification of service fees (1)	(3)	(3)	(2)	(1)	(1)	(1)	(1)	(1)	(9)	(4)

Total Corporate and Other revenues	7	9	8	7	11	9	11	11	31	42

Consolidated revenues	$8,792	$8,465	$8,787	$8,463	$8,547	$8,128	$8,278	$8,362	$34,507	$33,315

(1)                 For presentation in the Consolidated Statements of Operations, service fees of the Corporate and Other segment are reclassified to Operating costs and expenses.

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

($ in millions)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2013	2013	2013	2013	2012		2013	2013	2013	2013	2012

Assets						Liabilities
Investments						Reserve for property-liability insurance
Fixed income securities, at fair value						claims and claims expense	$21,857	$20,983	$20,989	$20,920	$21,288
(amortized cost $59,008, $58,129,						Reserve for life-contingent contract benefits	12,386	12,590	14,242	14,767	14,895
$68,475, $70,957 and $71,915)	$60,910	$60,295	$71,039	$75,806	$77,017	Contractholder funds	24,304	24,476	36,357	38,807	39,319
Equity securities, at fair value						Unearned premiums	10,932	11,016	10,510	10,218	10,375
(cost $4,473, $4,370, $4,237,						Claim payments outstanding	631	702	745	757	797
$3,777 and $3,577)	5,097	4,812	4,505	4,439	4,037	Deferred income taxes	635	440	250	782	597
Mortgage loans	4,721	4,817	6,413	6,434	6,570	Other liabilities and accrued expenses	5,156	5,245	6,055	6,436	6,429
Limited partnership interests	4,967	5,091	4,941	4,931	4,922	Short-term debt	-	-	500	-	-
Short-term, at fair value						Long-term debt	6,201	6,217	5,475	6,556	6,057
(amortized cost $2,393, $2,694,						Separate Accounts	5,039	4,928	6,488	6,750	6,610
$2,646, $3,169 and $2,336)	2,393	2,694	2,646	3,169	2,336	Liabilities held for sale	14,899	14,908	-	-	-
Other	3,067	2,774	2,771	2,603	2,396	Total liabilities	102,040	101,505	101,611	105,993	106,367
Total investments	81,155	80,483	92,315	97,382	97,278

						Equity
						Preferred stock and additional capital paid-in 32.3 thousand, 26.9 thousand and 11.5 thousand outstanding as of December 31 2013, September 30, 2013, June 30, 2013 and none outstanding as of all other periods presented	780	650	278	-	-
						Common stock, 449 million, 456 million, 465 million, 468 million and 479 million shares outstanding	9	9	9	9	9
						Additional capital paid-in	3,143	3,127	3,105	3,028	3,162
						Retained income	35,580	34,885	34,691	34,375	33,783
						Deferred ESOP expense	(31)	(39)	(39)	(39)	(41)
						Treasury stock, at cost (451 million, 444 million, 435 million, 432 million and 421 million)	(19,047)	(18,662)	(18,225)	(18,033)	(17,508)
						Accumulated other comprehensive income:
						Unrealized net capital gains and losses:
						Unrealized net capital gains and losses on fixed income securities with other-than-temporary impairments	50	33	36	30	(11)
Cash	675	1,069	634	820	806	Other unrealized net capital gains and losses	1,698	1,804	1,794	3,543	3,614
Premium installment receivables, net	5,237	5,341	5,116	5,066	5,051	Unrealized adjustment to DAC, DSI and insurance reserves	(102)	(123)	(179)	(668)	(769)
Deferred policy acquisition costs	3,372	3,286	3,914	3,660	3,621	Total unrealized net capital gains and losses	1,646	1,714	1,651	2,905	2,834
Reinsurance recoverables, net (1)	7,621	6,938	8,346	8,316	8,767	Unrealized foreign currency translation
Accrued investment income	624	617	773	792	781	adjustments	38	50	37	58	70
Property and equipment, net	1,024	993	971	998	989	Unrecognized pension and other
Goodwill	1,243	1,243	1,239	1,239	1,240	postretirement benefit cost	(638)	(954)	(1,638)	(1,684)	(1,729)
Other assets	1,937	1,810	1,684	1,589	1,804	Total accumulated other comprehensive
Separate Accounts	5,039	4,928	6,488	6,750	6,610	income	1,046	810	50	1,279	1,175
Assets held for sale	15,593	15,577	-	-	-	Total shareholders’ equity	21,480	20,780	19,869	20,619	20,580
						Total liabilities and shareholders’ equity	$123,520	$122,285	$121,480	$126,612	$126,947
Total assets	$123,520	$122,285	$121,480	$126,612	$126,947

(1)                 Reinsurance recoverables of unpaid losses related to Property-Liability were $4,664 million, $3,652 million, $3,613 million, $3,568 million and $4,010 million as of December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013 and December 31, 2012, respectively.

THE ALLSTATE CORPORATION

BOOK VALUE PER COMMON SHARE

($ in millions, except per share data )

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2013	2013	2013	2012	2012	2012	2012
Book value per common share

Numerator:

Common shareholders’ equity (1)	$20,700	$20,130	$19,591	$20,619	$20,580	$20,837	$19,475	$19,182

Denominator:

Common shares outstanding and dilutive potential common shares outstanding	456.9	462.9	470.6	474.4	485.5	488.7	490.2	497.3

Book value per common share	$45.31	$43.49	$41.63	$43.46	$42.39	$42.64	$39.73	$38.57

Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities *

Numerator:

Common shareholders’ equity	$20,700	$20,130	$19,591	$20,619	$20,580	$20,837	$19,475	$19,182

Unrealized net capital gains and losses on fixed income securities	1,258	1,445	1,489	2,486	2,549	2,602	1,919	1,620

Adjusted common shareholders’ equity	$19,442	$18,685	$18,102	$18,133	$18,031	$18,235	$17,556	$17,562

Denominator:

Common shares outstanding and dilutive potential common shares outstanding	456.9	462.9	470.6	474.4	485.5	488.7	490.2	497.3

Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities	$42.55	$40.37	$38.47	$38.22	$37.14	$37.31	$35.81	$35.31

(1)   Excludes equity related to preferred stock of $780 million, $650 million and $278 million as of December 31, 2013, September 30, 2013 and June 30, 2013, respectively.

THE ALLSTATE CORPORATION

RETURN ON COMMON SHAREHOLDERS’ EQUITY

($ in millions)

	Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2013	2013	2013	2012	2012	2012	2012
Return on Common Shareholders’ Equity

Numerator:

Net income available to common shareholders (1)	$2,263	$1,847	$2,260	$2,249	$2,306	$2,624	$2,076	$1,029

Denominator:

Beginning common shareholders’ equity	$20,580	$20,837	$19,475	$19,182	$18,298	$17,732	$18,382	$18,898
Ending common shareholders’ equity	20,700	20,130	19,591	20,619	20,580	20,837	19,475	19,182

Average common shareholders’ equity (2)	$20,640	$20,484	$19,533	$19,901	$19,439	$19,285	$18,929	$19,040

Return on common shareholders’ equity	11.0%	9.0%	11.6%	11.3%	11.9%	13.6%	11.0%	5.4%

Operating Income Return on Common Shareholders’ Equity *

Numerator:
Operating income (1)	$2,670	$2,178	$2,182	$2,085	$2,148	$2,594	$1,957	$878

Denominator:

Beginning common shareholders’ equity	$20,580	$20,837	$19,475	$19,182	$18,298	$17,732	$18,382	$18,898
Unrealized net capital gains and losses	2,834	2,880	2,070	1,874	1,400	1,065	1,475	1,072
Adjusted beginning common shareholders’ equity	17,746	17,957	17,405	17,308	16,898	16,667	16,907	17,826

Ending common shareholders’ equity	20,700	20,130	19,591	20,619	20,580	20,837	19,475	19,182
Unrealized net capital gains and losses	1,646	1,714	1,651	2,905	2,834	2,880	2,070	1,874
Adjusted ending common shareholders’ equity	19,054	18,416	17,940	17,714	17,746	17,957	17,405	17,308

Average adjusted common shareholders’ equity (2)	$18,400	$18,187	$17,673	$17,511	$17,322	$17,312	$17,156	$17,567

Operating income return on common shareholders’ equity	14.5%	12.0%	12.3%	11.9%	12.4%	15.0%	11.4%	5.0%

(1)            Net income available to common shareholders and operating income reflect a trailing twelve-month period.

(2)            Average common shareholders’ equity and average adjusted common shareholders’ equity are determined using a two-point average, with the beginning and ending common shareholders’ equity and adjusted common shareholders’ equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

DEBT TO CAPITAL

($ in millions)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2013	2013	2013	2012	2012	2012	2012

Debt

Short-term debt	$-	$-	$500	$-	$-	$-	$-	$-
Long-term debt	6,201	6,217	5,475	6,556	6,057	6,057	6,058	6,058
Total debt	$6,201	$6,217	$5,975	$6,556	$6,057	$6,057	$6,058	$6,058

Capital resources

Debt	$6,201	$6,217	$5,975	$6,556	$6,057	$6,057	$6,058	$6,058

Shareholders’ equity
Preferred stock and additional capital paid-in	780	650	278	-	-	-	-	-
Common stock	9	9	9	9	9	9	9	9
Additional capital paid-in	3,143	3,127	3,105	3,028	3,162	3,154	3,154	3,151
Retained income	35,580	34,885	34,691	34,375	33,783	33,496	32,880	32,565
Deferred ESOP expense	(31)	(39)	(39)	(39)	(41)	(41)	(41)	(41)
Treasury stock	(19,047)	(18,662)	(18,225)	(18,033)	(17,508)	(17,368)	(17,272)	(17,034)
Unrealized net capital gains and losses	1,646	1,714	1,651	2,905	2,834	2,880	2,070	1,874
Unrealized foreign currency translation adjustments	38	50	37	58	70	70	58	65
Unrecognized pension and other postretirement benefit cost	(638)	(954)	(1,638)	(1,684)	(1,729)	(1,363)	(1,383)	(1,407)
Total shareholders’ equity	21,480	20,780	19,869	20,619	20,580	20,837	19,475	19,182

Total capital resources	$27,681	$26,997	$25,844	$27,175	$26,637	$26,894	$25,533	$25,240

Ratio of debt to shareholders’ equity	28.9%	29.9%	30.1%	31.8%	29.4%	29.1%	31.1%	31.6%

Ratio of debt to capital resources	22.4%	23.0%	23.1%	24.1%	22.7%	22.5%	23.7%	24.0%

THE ALLSTATE CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$821	$316	$434	$709	$394	$723	$423	$766	$2,280	$2,306
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation, amortization and other non-cash items	122	66	93	87	95	92	105	96	368	388
Realized capital gains and losses	(142)	41	(362)	(131)	(204)	72	(27)	(168)	(594)	(327)
Loss on extinguishment of debt	2	9	480	-	-	-	-	-	491	-
Loss (gain) on disposition of operations	44	646	-	(2)	(3)	(9)	(3)	(3)	688	(18)
Interest credited to contractholder funds	305	317	311	345	357	215	366	378	1,278	1,316
Changes in:
Policy benefits and other insurance reserves	732	(180)	(93)	(514)	983	(392)	(31)	(346)	(55)	214
Unearned premiums	(68)	505	311	(146)	(115)	394	207	(180)	602	306
Deferred policy acquisition costs	(60)	(101)	(77)	(30)	(31)	7	(46)	52	(268)	(18)
Premium installment receivables, net	95	(219)	(59)	(22)	53	(169)	(28)	19	(205)	(125)
Reinsurance recoverables, net	(1,023)	(33)	(79)	406	(1,421)	(166)	(30)	57	(729)	(1,560)
Income taxes	118	172	6	277	29	328	8	333	573	698
Other operating assets and liabilities	225	(21)	(152)	(239)	299	(251)	23	(197)	(187)	(126)
Net cash provided by operating activities	1,171	1,518	813	740	436	844	967	807	4,242	3,054

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from sales
Fixed income securities	5,889	4,893	4,987	5,474	4,920	4,034	4,229	5,689	21,243	18,872
Equity securities	942	489	1,532	210	150	70	216	1,059	3,173	1,495
Limited partnership interests	369	238	278	160	331	271	393	403	1,045	1,398
Mortgage loans	4	-	18	2	3	-	5	6	24	14
Other investments	58	55	23	15	44	16	52	36	151	148
Investment collections
Fixed income securities	1,029	1,221	1,913	1,745	1,525	1,751	1,175	966	5,908	5,417
Mortgage loans	237	308	238	237	382	224	288	170	1,020	1,064
Other investments	62	42	117	54	58	31	16	23	275	128
Investment purchases
Fixed income securities	(7,442)	(6,008)	(4,553)	(6,084)	(5,849)	(4,464)	(5,337)	(7,008)	(24,087)	(22,658)
Equity securities	(1,112)	(555)	(1,693)	(317)	(286)	(95)	(162)	(128)	(3,677)	(671)
Limited partnership interests	(401)	(434)	(222)	(255)	(292)	(568)	(346)	(318)	(1,312)	(1,524)
Mortgage loans	(115)	(109)	(239)	(75)	(53)	(205)	(51)	(216)	(538)	(525)
Other investments	(204)	(342)	(342)	(196)	(390)	(32)	(80)	(163)	(1,084)	(665)
Change in short-term investments, net	117	(121)	385	(808)	586	(892)	(13)	(379)	(427)	(698)
Change in other investments, net	5	1	57	34	64	51	(48)	(9)	97	58
Purchases of property and equipment, net	(91)	(73)	17	(60)	(109)	(60)	(65)	(51)	(207)	(285)
(Acquisition) disposition of operations	-	(24)	-	-	-	13	1	(1)	(24)	13
Net cash (used in) provided by investing activities	(653)	(419)	2,516	136	1,084	145	273	79	1,580	1,581

CASH FLOWS FROM FINANCING ACTIVITIES
Change in short-term debt	-	(500)	500	-	-	-	-	-	-	-
Proceeds from issuance of long-term debt	4	786	989	492	-	-	-	493	2,271	493
Repayment of long-term debt	(22)	(65)	(2,540)	-	(1)	-	(1)	(350)	(2,627)	(352)
Proceeds from issuance of preferred stock	130	373	278	-	-	-	-	-	781	-
Contractholder fund deposits	566	489	528	591	587	566	520	485	2,174	2,158
Contractholder fund withdrawals	(1,098)	(1,185)	(3,014)	(1,259)	(1,581)	(1,273)	(1,366)	(1,299)	(6,556)	(5,519)
Dividends paid on common stock	(115)	(118)	(119)	-	(212)	(107)	(109)	(106)	(352)	(534)
Dividends paid on preferred stock	(6)	-	-	-	-	-	-	-	(6)	-
Treasury stock purchases	(449)	(488)	(158)	(739)	(184)	(146)	(274)	(309)	(1,834)	(913)
Shares reissued under equity incentive plans, net	62	48	43	17	25	34	11	15	170	85
Excess tax benefits on share-based payment arrangements	5	4	6	23	3	3	5	(1)	38	10
Other	(2)	5	(28)	13	7	5	(32)	(13)	(12)	(33)
Net cash used in financing activities	(925)	(651)	(3,515)	(862)	(1,356)	(918)	(1,246)	(1,085)	(5,953)	(4,605)
Transfer of cash from (to) held for sale	13	(13)	-	-	-	-	-	-	-	-

NET (DECREASE) INCREASE IN CASH	(394)	435	(186)	14	164	71	(6)	(199)	(131)	30
CASH AT BEGINNING OF PERIOD	1,069	634	820	806	642	571	577	776	806	776
CASH AT END OF PERIOD	$675	$1,069	$634	$820	$806	$642	$571	$577	$675	$806

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs For the three months ended December 31, 2013

				Amortization
				relating to realized
				capital gains and	Amortization
				losses and	(acceleration)	Effect of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	DAC	Ending
	balance	costs	before	embedded derivatives	for the changes	capital gains	classified as	balance
	Sept. 30, 2013	deferred	adjustments (1) (2)	that are not hedged (2)	in assumptions(2)	and losses	held for sale	Dec 31, 2013

Property-Liability	$1,577	$1,032	$(984)	$-	$-	$-	$-	$1,625

Allstate Financial:
Traditional life and accident and health	695	46	(29)	-	-	-	(1)	711
Interest-sensitive life	974	43	(49)	(4)	-	27	-	991
Fixed annuity	40	7	(2)	(1)	-	2	(1)	45
Subtotal	1,709	96	(80)	(5)	-	29	(2)	1,747

Consolidated	$3,286	$1,128	$(1,064)	$(5)	$-	$29	$(2)	$3,372

	Change in Deferred Policy Acquisition Costs For the three months ended December 31, 2012

				Amortization
				relating to realized
				capital gains and	Amortization
				losses and	(acceleration)	Effect of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	DAC	Ending
	balance	costs	before	embedded derivatives	for the changes	capital gains	classified as	balance
	Sept. 30, 2012	deferred	adjustments (1) (2)	that are not hedged (2)	in assumptions(2)	and losses	held for sale	Dec 31, 2012

Property-Liability	$1,400	$866	$(870)	$-	$-	$-	$-	$1,396

Allstate Financial:
Traditional life and accident and health	654	44	(27)	-	-	-	-	671
Interest-sensitive life	1,504	59	(41)	(6)	-	13	-	1,529
Fixed annuity	20	7	(3)	-	-	1	-	25
Subtotal	2,178	110	(71)	(6)	-	14	-	2,225

Consolidated	$3,578	$976	$(941)	$(6)	$-	$14	$-	$3,621

(1)              Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2)              Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

ANALYSIS OF DEFERRED POLICY ACQUISITION COSTS

($ in millions)

	Change in Deferred Policy Acquisition Costs								Reconciliation of Deferred Policy
	For the twelve months ended December 31, 2013								Acquisition Costs as of December 31, 2013

				Amortization
				relating to realized
				capital gains and	Amortization				DAC before		DAC after
				losses and	(acceleration)	Effect of			impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	DAC	Ending	unrealized	unrealized	unrealized
	balance	costs	before	embedded derivatives	for changes in	capital gains	classified as	balance	capital gains	capital gains	capital gains
	Dec. 31, 2012	deferred	adjustments (1) (2)	that are not hedged (2)	assumptions (2)	and losses	held for sale	Dec. 31, 2013	and losses	and losses	and losses

Property-Liability	$1,396	$3,903	$(3,674)	$-	$-	$-	$-	$1,625	$1,625	$-	$1,625

Allstate Financial:
Traditional life and accident and health	671	164	(111)	-	-	-	(13)	711	711	-	711
Interest-sensitive life	1,529	176	(174)	(6)	(35)	201	(700)	991	1,084	(93)	991
Fixed annuity	25	24	(13)	(1)	12	28	(30)	45	51	(6)	45
Subtotal	2,225	364	(298)	(7)	(23)	229	(743)	1,747	1,846	(99)	1,747

Consolidated	$3,621	$4,267	$(3,972)	$(7)	$(23)	$229	$(743)	$3,372	$3,471	$(99)	$3,372

	Change in Deferred Policy Acquisition Costs								Reconciliation of Deferred Policy
	For the twelve months ended December 31, 2012								Acquisition Costs as of December 31, 2012

				Amortization
				relating to realized
				capital gains and	Amortization				DAC before		DAC after
				losses and	(acceleration)	Effect of			impact of	Impact of	impact of
	Beginning	Acquisition	Amortization	valuation changes on	deceleration	unrealized	DAC	Ending	unrealized	unrealized	unrealized
	balance	costs	before	embedded derivatives	for changes in	capital gains	classified as	balance	capital gains	capital gains	capital gains
	Dec. 31, 2011	deferred	adjustments (1) (2)	that are not hedged (2)	assumptions (2)	and losses	held for sale	Dec. 31, 2012	and losses	and losses	and losses

Property-Liability	$1,348	$3,531	$(3,483)	$-	$-	$-	$-	$1,396	$1,396	$-	$1,396

Allstate Financial:
Traditional life and accident and health	616	154	(99)	-	-	-	-	671	671	-	671
Interest-sensitive life	1,698	192	(186)	(18)	(30)	(127)	-	1,529	1,875	(346)	1,529
Fixed annuity	209	25	(25)	(39)	(4)	(141)	-	25	59	(34)	25
Subtotal	2,523	371	(310)	(57)	(34)	(268)	-	2,225	2,605	(380)	2,225

Consolidated	$3,871	$3,902	$(3,793)	$(57)	$(34)	$(268)	$-	$3,621	$4,001	$(380)	$3,621

(1)     Amortization before adjustments reflects total DAC amortization before amortization/accretion related to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged and amortization acceleration/deceleration for changes in assumptions.

(2)     Included as a component of amortization of DAC on the Consolidated Statements of Operations.

THE ALLSTATE CORPORATION

HISTORICAL CONSOLIDATED OPERATING

AND FINANCIAL POSITION DATA

($ in millions except per share data)

	As of or for the Year Ended December 31,
	2013	2012	2011	2010	2009
Consolidated statement of operations data:
Insurance premiums and contract charges	$29,970	$28,978	$28,180	$28,125	$28,152
Net investment income	3,943	4,010	3,971	4,102	4,444
Realized capital gains and losses	594	327	503	(827)	(583)
Total revenues	$34,507	$33,315	$32,654	$31,400	$32,013

Operating income	$2,670	$2,148	$662	$1,506	$1,880
Realized capital gains and losses, after-tax	385	216	324	(537)	(628)
Valuation changes on embedded derivatives that are not hedged, after-tax	(16)	82	(12)	-	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(5)	(42)	(108)	(29)	(153)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	7	4	3	(12)	(219)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(7)	(33)	(35)	(29)	(2)
Business combination expenses and the amortization of purchased intangible assets, after-tax	(55)	(81)	(42)	-	-
(Loss) gain on disposition of operations, after-tax	(515)	12	(5)	12	10
Loss on extinguishment of debt, after-tax	(319)	-	-	-	-
Postretirement benefits curtalment gain, after-tax	118	-	-	-	-
Net income available to common shareholders	$2,263	$2,306	$787	$911	$888
Income per common share - Diluted
Operating income	$5.68	$4.36	$1.27	$2.78	$3.48
Realized capital gains and losses, after-tax	0.82	0.44	0.62	(0.99)	(1.16)
Valuation changes on embedded derivatives that are not hedged, after-tax	(0.03)	0.17	(0.02)	-	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(0.01)	(0.09)	(0.21)	(0.05)	(0.29)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	0.01	0.01	-	(0.02)	(0.41)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(0.01)	(0.07)	(0.07)	(0.06)	-
Business combination expenses and the amortization of purchased intangible assets, after-tax	(0.12)	(0.16)	(0.08)	-	-
(Loss) gain on disposition of operations, after-tax	(1.10)	0.02	(0.01)	0.02	0.02
Loss on extinguishment of debt, after-tax	(0.68)	-	-	-	-
Postretirement benefits curtalment gain, after-tax	0.25	-	-	-	-
Net income available to common shareholders	$4.81	$4.68	$1.50	$1.68	$1.64
Net income available to common sharelolders per share - Basic	$4.87	$4.71	$1.51	$1.69	$1.65

Consolidated statement of financial position data:
Investments	$81,155	$97,278	$95,618	$100,483	$99,833
Total assets	123,520	126,947	125,193	130,500	132,209
Reserves for claims and claims expense, life-contingent contract benefits and contractholder funds	58,547	75,502	77,113	81,113	84,659
Debt	6,201	6,057	5,908	5,908	5,910
Shareholders’ equity	21,480	20,580	18,298	18,617	16,184
Book value per share	45.31	42.39	36.18	34.58	29.90

Operating ratio:
Annual statutory premiums written to surplus ratio (U.S. property-liability operations)	1.6x	1.6x	1.6x	1.6x	1.7x

Other operating data:
Total employees (1)	39,400	38,500	37,300	35,200	36,000
Total Allstate agencies (1)(2)	11,600	11,200	11,900	13,400	14,200

(1)  Rounded to the nearest hundred.

(2)  Total Allstate agencies represents exclusive Allstate agencies and financial representatives in the United States and Canada.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY RESULTS

($ in millions, except ratios)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

Premiums written	$6,950	$7,438	$7,151	$6,625	$6,637	$7,063	$6,864	$6,463	$28,164	$27,027
Increase (decrease) in unearned premiums	84	(518)	(293)	155	120	(411)	(198)	167	(572)	(322)
Other	(20)	52	4	(10)	(13)	45	-	-	26	32

Premiums earned	7,014	6,972	6,862	6,770	6,744	6,697	6,666	6,630	27,618	26,737
Claims and claims expense	(4,283)	(4,427)	(4,741)	(4,460)	(5,042)	(4,293)	(4,810)	(4,339)	(17,911)	(18,484)
Amortization of deferred policy acquisition costs	(984)	(929)	(890)	(871)	(870)	(870)	(865)	(878)	(3,674)	(3,483)
Operating costs and expenses	(942)	(910)	(943)	(957)	(939)	(866)	(847)	(884)	(3,752)	(3,536)
Restructuring and related charges	(11)	(9)	(19)	(24)	(9)	(9)	(10)	(6)	(63)	(34)
Underwriting income (loss) *	794	697	269	458	(116)	659	134	523	2,218	1,200

Net investment income	382	309	343	341	362	299	352	313	1,375	1,326
Periodic settlements and accruals on non-hedge derivative instruments	(2)	(2)	(2)	(1)	(2)	(1)	(2)	(1)	(7)	(6)
Business combination expenses and the amortization of purchased intangible assets	23	21	20	21	25	26	26	47	85	124
Income tax expense on operations	(404)	(340)	(197)	(263)	(69)	(316)	(153)	(281)	(1,204)	(819)

Operating income	793	685	433	556	200	667	357	601	2,467	1,825

Realized capital gains and losses, after-tax	86	(17)	197	73	96	(11)	12	124	339	221
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	1	1	1	-	1	1	1	4	3
Business combination expenses and the amortization of purchased intangible assets, after-tax	(15)	(13)	(13)	(14)	(16)	(18)	(16)	(31)	(55)	(81)
Loss on disposition of operations, after-tax	-	-	(1)	-	-	-	-	-	(1)	-
Net income available to common shareholders	$865	$656	$617	$616	$280	$639	$354	$695	$2,754	$1,968

Catastrophe losses	$117	$128	$647	$359	$1,061	$206	$819	$259	$1,251	$2,345

Operating ratios
Claims and claims expense (“loss”) ratio	61.1	63.5	69.1	65.9	74.8	64.1	72.2	65.4	64.9	69.1
Expense ratio	27.6	26.5	27.0	27.3	26.9	26.1	25.8	26.7	27.1	26.4
Combined ratio	88.7	90.0	96.1	93.2	101.7	90.2	98.0	92.1	92.0	95.5

Combined ratio excluding the effect of catastrophes *	87.0	88.2	86.7	87.9	86.0	87.1	85.7	88.2	87.5	86.7
Effect of catastrophe losses on combined ratio	1.7	1.8	9.4	5.3	15.7	3.1	12.3	3.9	4.5	8.8
Combined ratio	88.7	90.0	96.1	93.2	101.7	90.2	98.0	92.1	92.0	95.5

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets (“underlying”)	87.5	86.9	86.9	87.7	86.7	87.8	86.3	88.1	87.3	87.2
Effect of catastrophe losses on combined ratio	1.7	1.8	9.4	5.3	15.7	3.1	12.3	3.9	4.5	8.8
Effect of prior year reserve reestimates on combined ratio	(0.9)	0.5	(0.8)	(0.6)	(2.3)	(2.2)	(2.4)	(3.1)	(0.4)	(2.5)
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.1	0.5	0.3	0.5	1.2	1.1	1.4	2.5	0.3	1.5
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.3	0.3	0.3	0.3	0.4	0.4	0.4	0.7	0.3	0.5
Combined ratio	88.7	90.0	96.1	93.2	101.7	90.2	98.0	92.1	92.0	95.5

Effect of restructuring and related charges on combined ratio	0.2	0.1	0.3	0.4	0.1	0.1	0.2	0.1	0.2	0.1

Effect of Discontinued Lines and Coverages on combined ratio	-	1.9	0.1	-	-	0.7	0.1	-	0.5	0.2

THE ALLSTATE CORPORATION

HISTORICAL PROPERTY-LIABILITY RESULTS

($ in millions)

	Twelve months ended December 31,

	2013	2012	2011	2010	2009

Premiums written	$28,164	$27,027	$25,980	$25,907	$25,971
(Increase) decrease in unearned premium	(572)	(322)	(33)	19	200
Other	26	32	(5)	31	23

Premiums earned	27,618	26,737	25,942	25,957	26,194
Claims and claims expense	(17,911)	(18,484)	(20,161)	(18,951)	(18,746)
Amortization of deferred policy acquisition costs	(3,674)	(3,483)	(3,477)	(3,517)	(3,615)
Operating costs and expenses	(3,752)	(3,536)	(3,143)	(2,962)	(2,728)
Restructuring and related charges	(63)	(34)	(43)	(33)	(105)
Underwriting income (loss)	2,218	1,200	(882)	494	1,000

Net investment income	1,375	1,326	1,201	1,189	1,328
Periodic settlement and accruals on non-hedge derivative instruments	(7)	(6)	(15)	(7)	(10)
Business combination expenses and the amortization of purchased intangible assets	85	124	49	-	-
Income tax (expense) benefit on operations	(1,204)	(819)	18	(423)	(557)

Operating income	2,467	1,825	371	1,253	1,761

Realized capital gains and losses, after-tax	339	221	54	(207)	(222)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	4	3	10	4	7
Business combination expenses and the amortization of purchased intangible assets, after-tax	(55)	(81)	(32)	-	-
(Loss) gain on disposition of operations, after-tax	(1)	-	-	3	-
Net income	$2,754	$1,968	$403	$1,053	$1,546

Catastrophe losses	$1,251	$2,345	$3,815	$2,207	$2,069

Operating ratios
Loss ratio	64.9	69.1	77.7	73.0	71.6
Expense ratio	27.1	26.4	25.7	25.1	24.6
Combined ratio	92.0	95.5	103.4	98.1	96.2

Combined ratio excluding the effect of catastrophes	87.5	86.7	88.7	89.6	88.3
Effect of catastrophe losses on combined ratio	4.5	8.8	14.7	8.5	7.9
Combined ratio	92.0	95.5	103.4	98.1	96.2

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets (“underlying”)	87.3	87.2	89.3	89.6	88.1
Effect of catastrophe losses on combined ratio	4.5	8.8	14.7	8.5	7.9
Effect of prior year reserve reestimates on combined ratio	(0.4)	(2.5)	(1.3)	(0.6)	(0.4)
Effect of catastrophe losses included in prior year reserve reestimate on combined ratio	0.3	1.5	0.5	0.6	0.6
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.3	0.5	0.2	-	-
Combined ratio	92.0	95.5	103.4	98.1	96.2

Effect of restructuring and related charges on combined ratio	0.2	0.1	0.2	0.1	0.4

Effect of Discontinued Lines and Coverages on the combined ratio	0.5	0.2	0.1	0.1	0.1

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

Property-Liability Underwriting Summary
Allstate Protection	$795	$831	$273	$462	$(112)	$701	$138	$526	$2,361	$1,253
Discontinued Lines and Coverages	(1)	(134)	(4)	(4)	(4)	(42)	(4)	(3)	(143)	(53)
Underwriting income (loss)	$794	$697	$269	$458	$(116)	$659	$134	$523	$2,218	$1,200

Allstate Protection Underwriting Summary
Premiums written	$6,950	$7,438	$7,151	$6,625	$6,636	$7,064	$6,864	$6,462	$28,164	$27,026

Premiums earned	$7,014	$6,972	$6,862	$6,770	$6,745	$6,696	$6,666	$6,630	$27,618	$26,737
Claims and claims expense	(4,282)	(4,292)	(4,738)	(4,457)	(5,038)	(4,251)	(4,808)	(4,336)	(17,769)	(18,433)
Amortization of deferred policy acquisition costs	(984)	(929)	(890)	(871)	(870)	(870)	(865)	(878)	(3,674)	(3,483)
Operating costs and expenses	(942)	(911)	(942)	(956)	(940)	(865)	(845)	(884)	(3,751)	(3,534)
Restructuring and related charges	(11)	(9)	(19)	(24)	(9)	(9)	(10)	(6)	(63)	(34)
Underwriting income (loss)	$795	$831	$273	$462	$(112)	$701	$138	$526	$2,361	$1,253

Catastrophe losses	$117	$128	$647	$359	$1,061	$206	$819	$259	$1,251	$2,345

Operating ratios
Loss ratio	61.1	61.6	69.0	65.9	74.7	63.5	72.1	65.4	64.4	68.9
Expense ratio	27.6	26.5	27.0	27.3	27.0	26.0	25.8	26.7	27.1	26.4
Combined ratio	88.7	88.1	96.0	93.2	101.7	89.5	97.9	92.1	91.5	95.3

Effect of catastrophe losses on combined ratio	1.7	1.8	9.4	5.3	15.7	3.1	12.3	3.9	4.5	8.8

Effect of restructuring and related charges on combined ratio	0.2	0.1	0.3	0.4	0.1	0.1	0.2	0.1	0.2	0.1

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.3	0.3	0.3	0.3	0.4	0.4	0.4	0.7	0.3	0.5

Discontinued Lines and Coverages
Underwriting Summary
Premiums written	$-	$-	$-	$-	$1	$(1)	$-	$1	$-	$1

Premiums earned	$-	$-	$-	$-	$(1)	$1	$-	$-	$-	$-
Claims and claims expense	(1)	(135)	(3)	(3)	(4)	(42)	(2)	(3)	(142)	(51)
Operating costs and expenses	-	1	(1)	(1)	1	(1)	(2)	-	(1)	(2)
Underwriting loss	$(1)	$(134)	$(4)	$(4)	$(4)	$(42)	$(4)	$(3)	$(143)	$(53)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	-	1.9	0.1	-	-	0.7	0.1	-	0.5	0.2

Underwriting Income by Brand
Allstate brand	$814	$871	$346	$520	$6	$754	$187	$592	$2,551	$1,539
Encompass brand	41	19	(7)	(6)	(67)	1	(5)	1	47	(70)
Esurance brand	(56)	(54)	(61)	(47)	(46)	(46)	(39)	(61)	(218)	(192)
Answer Financial	(4)	(5)	(5)	(5)	(5)	(8)	(5)	(6)	(19)	(24)
Underwriting income (loss)	$795	$831	$273	$462	$(112)	$701	$138	$526	$2,361	$1,253

THE ALLSTATE CORPORATION

HISTORICAL PROPERTY-LIABILITY

UNDERWRITING RESULTS BY AREA OF BUSINESS

($ in millions)

	Twelve months ended December 31,

	2013	2012	2011	2010	2009

Property-Liability Underwriting Summary
Allstate Protection	$2,361	$1,253	$(857)	$525	$1,032
Discontinued Lines and Coverages	(143)	(53)	(25)	(31)	(32)
Underwriting income (loss)	$2,218	$1,200	$(882)	$494	$1,000

Allstate Protection Underwriting Summary
Premiums written	$28,164	$27,026	$25,981	$25,906	$25,972
Premiums earned	$27,618	$26,737	$25,942	$25,955	$26,195
Claims and claims expense	(17,769)	(18,433)	(20,140)	(18,923)	(18,722)
Amortization of deferred policy acquisition costs	(3,674)	(3,483)	(3,477)	(3,517)	(3,615)
Operating costs and expenses	(3,751)	(3,534)	(3,139)	(2,957)	(2,721)
Restructuring and related charges	(63)	(34)	(43)	(33)	(105)
Underwriting income (loss)	$2,361	$1,253	$(857)	$525	$1,032

Catastrophe losses	$1,251	$2,345	$3,815	$2,207	$2,069

Operating ratios
Loss ratio	64.4	68.9	77.6	72.9	71.5
Expense ratio	27.1	26.4	25.7	25.1	24.6
Combined ratio	91.5	95.3	103.3	98.0	96.1

Effect of catastrophe losses on combined ratio	4.5	8.8	14.7	8.5	7.9

Effect of restructuring and related charges on combined ratio	0.2	0.1	0.2	0.1	0.4

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	0.3	0.5	0.2	-	-

Discontinued Lines and Coverages Underwriting Summary
Premiums written	$-	$1	$(1)	$1	$(1)

Premiums earned	$-	$-	$-	$2	$(1)
Claims and claims expense	(142)	(51)	(21)	(28)	(24)
Operating costs and expenses	(1)	(2)	(4)	(5)	(7)
Underwriting loss	$(143)	$(53)	$(25)	$(31)	$(32)

Effect of Discontinued Lines and Coverages on the Property-Liability combined ratio	0.5	0.2	0.1	0.1	0.1

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY PREMIUMS WRITTEN BY BRAND

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

Allstate brand (1)
Auto	$4,147	$4,280	$4,170	$4,155	$4,031	$4,164	$4,077	$4,126	$16,752	$16,398
Homeowners	1,549	1,779	1,693	1,268	1,477	1,686	1,639	1,258	6,289	6,060
Other personal lines	368	417	406	348	362	407	404	342	1,539	1,515
Commercial lines	119	114	121	112	112	110	120	112	466	454
Other business lines	157	161	151	133	120	118	111	113	602	462
	6,340	6,751	6,541	6,016	6,102	6,485	6,351	5,951	25,648	24,889

Encompass brand
Auto	155	172	167	147	153	163	160	142	641	618
Homeowners	115	129	120	97	101	108	104	85	461	398
Other personal lines	25	28	28	23	24	26	25	22	104	97
	295	329	315	267	278	297	289	249	1,206	1,113

Esurance brand
Auto	315	357	294	342	256	282	224	262	1,308	1,024
Other personal lines	-	1	1	-	-	-	-	-	2	-
	315	358	295	342	256	282	224	262	1,310	1,024

Allstate Protection	6,950	7,438	7,151	6,625	6,636	7,064	6,864	6,462	28,164	27,026

Discontinued Lines and Coverages	-	-	-	-	1	(1)	-	1	-	1

Property-Liability	$6,950	$7,438	$7,151	$6,625	$6,637	$7,063	$6,864	$6,463	$28,164	$27,027

Allstate Protection
Auto	$4,617	$4,809	$4,631	$4,644	$4,440	$4,609	$4,461	$4,530	$18,701	$18,040
Homeowners	1,664	1,908	1,813	1,365	1,578	1,794	1,743	1,343	6,750	6,458
Other personal lines	393	446	435	371	386	433	429	364	1,645	1,612
Commercial lines	119	114	121	112	112	110	120	112	466	454
Other business lines	157	161	151	133	120	118	111	113	602	462

	$6,950	$7,438	$7,151	$6,625	$6,636	$7,064	$6,864	$6,462	$28,164	$27,026

(1) Canada premiums included in Allstate brand	$262	$297	$319	$235	$253	$279	$291	$218	$1,113	$1,041

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

IMPACT OF NET RATE CHANGES APPROVED ON PREMIUMS WRITTEN

	Three months ended			Three months ended			Three months ended
	December 31, 2013 (1)			September 30, 2013			June 30, 2013

	Number of		State	Number of		State	Number of			State
	states	Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)
Allstate brand
Auto (2)	24	0.8	2.6	12	0.7	3.1	15		0.1	0.5
Homeowners (3)	21	1.5	4.5	3	0.3	6.8	8		0.5	6.2

Encompass brand
Auto	11	2.1	6.6	9	1.4	5.7	14		1.6	4.8
Homeowners	14	2.7	6.4	11	1.4	6.9	15		1.9	4.8

Esurance brand
Auto	16	1.1	5.5	14	1.1	5.2	15		1.7	4.7

	Three months ended			Three months ended			Three months ended
	March 31, 2013			December 31, 2012			September 30, 2012

	Number of		State	Number of		State	Number of			State
	states	Countrywide (%) (4)	specific (%) (5)	states	Countrywide (%) (4)	specific (%) (5)	states		Countrywide (%) (4)	specific (%) (5)
Allstate brand
Auto (2)	15	0.3	1.8	17	0.8	3.0	15		0.3	1.8
Homeowners (3)	16	1.3	4.8	20	2.3	6.2	10		0.8	7.3

Encompass brand
Auto	5	0.8	5.6	21	1.7	4.3	3		0.7	4.5
Homeowners	3	1.4	7.0	20	3.0	5.8	5	(6)	0.3	2.5

Esurance brand
Auto	11	0.9	4.2	21	2.0	4.4	7		1.2	4.2

(1)            Rate changes include changes approved based on our net cost of reinsurance.  These rate changes do not reflect initial rates filed for insurance subsidiaries initially writing business.  Based on historical premiums written in those states, rate changes approved for the three month and twelve month period ending December 31, 2013 are estimated to total $255 million and $633 million.  Rate changes do not include rating plan enhancements, including the introduction of discounts and surcharges, that result in no change in the overall rate level in the state.  Allstate Brand rate changes also exclude Canadian operations and specialty auto. In 2013, the Ontario government gave the Financial Services Commission of Ontario the authority to implement an average reduction of premium rates by 15%.  Regulator approval of the rate filings remains pending and is not expected to be finalized until early 2014.  The rate reductions are expected to be effective for new business in the second half of 2014 and renewal contracts in late 2014.  They are estimated to reduce premiums written by approximately $45 million and premiums earned by approximately $15 million in 2014.

(2)            Impacts of Allstate brand auto effective rate changes as a percentage of total countrywide prior year-end premiums written were 0.5%, 0.7%, 0.2%, 0.5%, 0.6% and 1.1% for the three months ended December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012, respectively.

(3)            Impacts of Allstate brand homeowners effective rate changes as a percentage of total countrywide prior year-end premiums written were 0.4%, 0.3%, 1.2%, 1.7%, 1.0% and 0.7% for the three months ended December 31, 2013, September 30, 2013, June 30, 2013, March 31, 2013, December 31, 2012 and September 30, 2012 , respectively.

(4)            Represents the impact in the states where rate changes were approved during the period as a percentage of total countrywide prior year-end premiums written.

(5)            Represents the impact in the states where rate changes were approved during the period as a percentage of its respective total prior year-end premiums written in those states.

(6)            Includes Washington, D.C.

THE ALLSTATE CORPORATION

POLICIES IN FORCE AND OTHER STATISTICS

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2013	2013	2013	2012	2012	2012	2012
Policies in Force (in thousands) (1)
Allstate Brand
Auto	19,362	19,247	19,155	19,020	19,084	19,110	19,211	19,215
Homeowners	6,077	6,077	6,097	6,136	6,213	6,277	6,379	6,489
Landlord	742	742	744	748	752	754	758	764
Renter	1,385	1,371	1,364	1,364	1,362	1,358	1,341	1,332
Condominium	645	641	640	639	641	640	640	638
Other	1,252	1,260	1,267	1,273	1,289	1,297	1,305	1,312
Other personal lines	4,024	4,014	4,015	4,024	4,044	4,049	4,044	4,046
Commercial lines	301	295	291	286	283	290	283	281
Other business lines	989	996	997	1,001	1,009	1,025	1,035	1,045
Excess and surplus	22	20	18	15	13	12	10	9
Total	30,775	30,649	30,573	30,482	30,646	30,763	30,962	31,085

Encompass Brand
Auto	774	767	752	737	731	719	709	697
Homeowners	356	350	341	333	327	320	314	309
Other personal lines	125	124	124	121	120	119	117	116
Total	1,255	1,241	1,217	1,191	1,178	1,158	1,140	1,122

Esurance Brand
Auto	1,286	1,254	1,207	1,151	1,029	962	892	849
Other personal lines	20	16	11	7	2	-	-	-
Total	1,306	1,270	1,218	1,158	1,031	962	892	849

Total Policies in Force	33,336	33,160	33,008	32,831	32,855	32,883	32,994	33,056

Other Customer Relationships
Good Hands Roadside Members (in thousands) (2)	1,585	1,439	1,272	1,099	870	758	656	569

Non-Proprietary Premiums ($ in millions)
Ivantage (3)	$1,394	$1,389	$1,363	$1,310	$1,300	$1,278	$1,243	$1,203
Answer Financial (4)	118	122	111	126	114	108	104	115

(1)            Policies in Force:  Policy counts are based on items rather than customers.  A multi-car customer would generate multiple item (policy) counts, even if all cars were insured under one policy. Allstate Dealer Services (service contracts and other products sold in conjunction with auto lending and vehicle sales transactions) and Partnership Marketing Group (roadside assistance products) statistics are not included in total policies in force since these are not available.  Additionally, non-proprietary products offered by Ivantage (insurance agency) and Answer Financial (independent insurance agency) are not included.

(2)            Membership provides pay on demand access to roadside services.  Fees for three months ended December 31, 2013 were $173 thousand.

(3)            Represents non-proprietary premiums under management as of the end of the period related to personal and commercial line products offered by Ivantage when an Allstate product is not available. Premiums under management are reported on a one month delay. Premiums are estimates and are reported by entities which have brokering arrangements with Allstate. Fees for the three months ended December 31, 2013 were $14.3 million.

(4)            Represents non-proprietary premiums written for the period. Fees for the three months ended December 31, 2013 were $16.2 million.

THE ALLSTATE CORPORATION

ALLSTATE BRAND PROFITABILITY MEASURES

($ in millions, except ratios)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written	$6,340	$6,751	$6,541	$6,016	$6,102	$6,485	$6,351	$5,951	$25,648	$24,889

Net premiums earned
Auto	4,186	4,165	4,133	4,094	4,092	4,087	4,093	4,080	16,578	16,352
Homeowners	1,574	1,568	1,525	1,516	1,514	1,499	1,487	1,480	6,183	5,980
Other personal lines (1)	384	384	380	379	377	377	377	370	1,527	1,501
Commercial lines	115	114	113	114	115	114	116	117	456	462
Other business lines (2)	126	124	115	106	108	100	90	96	471	394
Total	6,385	6,355	6,266	6,209	6,206	6,177	6,163	6,143	25,215	24,689

Incurred losses
Auto	2,876	2,857	2,843	2,774	3,092	2,720	2,846	2,836	11,350	11,494
Homeowners	656	645	1,084	914	1,045	735	1,218	836	3,299	3,834
Other personal lines	187	221	239	247	301	309	274	201	894	1,085
Commercial lines	77	70	69	61	82	62	59	76	277	279
Other business lines	58	60	49	47	46	45	36	37	214	164
Total	3,854	3,853	4,284	4,043	4,566	3,871	4,433	3,986	16,034	16,856

Expenses
Auto	1,114	1,068	1,069	1,068	1,046	1,020	1,042	1,042	4,319	4,150
Homeowners	393	379	368	376	377	358	342	351	1,516	1,428
Other personal lines	115	108	113	115	117	107	102	105	451	431
Commercial lines	37	34	33	34	39	31	30	32	138	132
Other business lines	58	42	53	53	55	36	27	35	206	153
Total	1,717	1,631	1,636	1,646	1,634	1,552	1,543	1,565	6,630	6,294

Underwriting income (loss)
Auto	196	240	221	252	(46)	347	205	202	909	708
Homeowners	525	544	73	226	92	406	(73)	293	1,368	718
Other personal lines	82	55	28	17	(41)	(39)	1	64	182	(15)
Commercial lines	1	10	11	19	(6)	21	27	9	41	51
Other business lines	10	22	13	6	7	19	27	24	51	77
Total	814	871	346	520	6	754	187	592	2,551	1,539

Loss ratio	60.4	60.6	68.4	65.1	73.6	62.7	71.9	64.9	63.6	68.3
Expense ratio	26.9	25.7	26.1	26.5	26.3	25.1	25.1	25.5	26.3	25.5
Combined ratio	87.3	86.3	94.5	91.6	99.9	87.8	97.0	90.4	89.9	93.8

Effect of catastrophe losses on combined ratio	1.8	1.7	9.8	5.5	15.5	3.1	12.9	4.1	4.7	8.9

Effect of prior year reserve reestimates on combined ratio	(0.6)	(1.4)	(0.9)	(0.6)	(2.2)	(2.9)	(2.5)	(3.3)	(0.9)	(2.7)

Effect of advertising expenses on combined ratio	2.3	2.7	3.2	2.7	2.5	2.4	2.9	3.1	2.8	2.7

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	86.1	85.4	85.4	86.2	85.4	86.6	85.1	87.0	85.8	86.0
Effect of catastrophe losses	1.8	1.7	9.8	5.5	15.5	3.1	12.9	4.1	4.7	8.9
Effect of prior year non-catastrophe reserve reestimates	(0.6)	(0.8)	(0.7)	(0.1)	(1.0)	(1.9)	(1.0)	(0.7)	(0.6)	(1.1)
Combined ratio	87.3	86.3	94.5	91.6	99.9	87.8	97.0	90.4	89.9	93.8

(1)       Other personal lines include renter, condominium, landlord and other personal lines.

(2)       Other business lines include Allstate Roadside Services, Allstate Dealer Services and other business lines.

THE ALLSTATE CORPORATION

ALLSTATE BRAND STATISTICS (1)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

New Issued Applications (in thousands) (2)
Auto	664	720	709	656	572	610	630	631	2,749	2,443
Homeowners	157	180	167	121	117	124	126	108	625	475
Average Premium - Gross Written ($) (3)
Auto	473	467	466	464	464	459	455	454	468	458
Homeowners	1,126	1,119	1,109	1,104	1,092	1,083	1,066	1,054	1,115	1,074
Average Premium - Net Earned ($) (4)
Auto	434	433	433	430	429	425	426	423	433	426
Homeowners	1,029	1,024	990	976	965	942	918	898	1,005	930
Renewal Ratio (%) (5)
Auto	88.7	88.7	88.6	88.4	88.1	87.9	87.9	87.6	88.6	87.9
Homeowners	88.1	88.0	87.5	87.2	87.7	87.4	87.1	87.5	87.7	87.4
Bodily Injury Claim Frequency
(% change year-over-year)
Auto	(1.7)	0.8	(1.1)	(2.4)	(3.1)	(1.8)	1.2	(2.9)	(1.1)	(1.7)
Property Damage Claim Frequency
(% change year-over-year)
Auto	1.4	0.6	(0.3)	(0.7)	(4.3)	(1.8)	0.7	(4.8)	0.3	(2.6)
Auto Paid Severity
(% change year-over-year)
Bodily injury	2.0	2.3	4.1	6.7	5.4	6.6	2.8	(0.1)	3.8	3.6
Property damage	3.2	0.8	3.7	(0.2)	0.7	4.0	3.1	4.5	1.8	3.0
Homeowners Excluding Catastrophe Losses
(% change year-over-year)
Claim frequency	(2.2)	(1.1)	0.6	1.2	(10.4)	(11.4)	(7.1)	(5.4)	(0.3)	(8.8)
Claim severity	0.2	(2.2)	1.3	(0.2)	6.1	5.8	1.7	(0.7)	(0.2)	3.0

(1)            Statistics presented for Allstate brand exclude excess and surplus lines. Beginning in the fourth quarter of 2013, statistics include the company’s Canadian operations and specialty auto. The prior periods were updated to conform to the current presentation. In addition, Auto is no longer being broken out into the Standard and Non-standard auto components.

(2)            New Issued Applications:  Item counts of automobiles or homeowners insurance applications for insurance policies that were issued during the period, regardless of whether the customer was previously insured by another Allstate Protection brand.  Does not include automobiles that are added by existing customers.

(3)            Average Premium - Gross Written:  Gross premiums written divided by issued item count.  Gross premiums written include the impacts from discounts, surcharges and ceded reinsurance premiums and exclude the impacts from mid-term premium adjustments and premium refund accruals.  Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(4)            Average Premium - Net Earned:  Earned premium divided by average policies in force for the period.  Earned premium includes the impacts from mid-term premium adjustments and ceded reinsurance, but does not include impacts of premium refund accruals.  Average premiums represent the appropriate policy term for each line, which is 6 months for auto and 12 months for homeowners.

(5)            Renewal ratio:  Renewal policies issued during the period, based on contract effective dates, divided by the total policies issued 6 months prior for auto or 12 months prior for homeowners.

THE ALLSTATE CORPORATION

ENCOMPASS BRAND PROFITABILITY MEASURES AND STATISTICS

($ in millions, except ratios)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written	$295	$329	$315	$267	$278	$297	$289	$249	$1,206	$1,113

Net premiums earned
Auto	$155	$158	$158	$155	$153	$152	$153	$151	$626	$609
Homeowners	114	111	105	100	98	96	93	92	430	379
Other personal lines	25	26	24	25	24	23	23	23	100	93
Total	294	295	287	280	275	271	269	266	1,156	1,081

Incurred losses
Auto	$114	$112	$117	$117	$116	$119	$125	$118	$460	$478
Homeowners	48	63	69	62	121	56	62	51	242	290
Other personal lines	-	13	21	20	20	13	10	20	54	63
Total	162	188	207	199	257	188	197	189	756	831

Expenses
Auto	$49	$47	$48	$47	$48	$45	$42	$43	$191	$178
Homeowners	35	34	33	32	31	30	28	28	134	117
Other personal lines	7	7	6	8	6	7	7	5	28	25
Total	91	88	87	87	85	82	77	76	353	320

Underwriting income (loss)
Auto	$(8)	$(1)	$(7)	$(9)	$(11)	$(12)	$(14)	$(10)	$(25)	$(47)
Homeowners	31	14	3	6	(54)	10	3	13	54	(28)
Other personal lines	18	6	(3)	(3)	(2)	3	6	(2)	18	5
Total	41	19	(7)	(6)	(67)	1	(5)	1	47	(70)

Loss ratio	55.1	63.7	72.1	71.1	93.5	69.4	73.3	71.0	65.4	76.9
Expense ratio	31.0	29.9	30.3	31.0	30.9	30.2	28.6	28.6	30.5	29.6
Combined ratio	86.1	93.6	102.4	102.1	124.4	99.6	101.9	99.6	95.9	106.5

Effect of catastrophe losses on combined ratio	0.3	5.8	10.1	4.6	34.9	5.5	6.7	2.6	5.2	12.6

Effect of prior year reserve reestimates on combined ratio	(7.5)	(5.1)	(1.4)	(0.7)	(8.4)	(3.7)	(3.7)	(0.8)	(3.7)	(4.2)

Effect of advertising expenses on combined ratio	0.3	-	0.7	0.7	0.7	-	0.4	0.8	0.4	0.5

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	91.8	92.5	92.7	97.9	97.1	93.4	97.0	96.6	93.7	96.0
Effect of catastrophe losses	0.3	5.8	10.1	4.6	34.9	5.5	6.7	2.6	5.2	12.6
Effect of prior year non-catastrophe reserve reestimates	(6.0)	(4.7)	(0.4)	(0.4)	(7.6)	0.7	(1.8)	0.4	(3.0)	(2.1)
Combined ratio	86.1	93.6	102.4	102.1	124.4	99.6	101.9	99.6	95.9	106.5

Policies in Force (in thousands)
Auto	774	767	752	737	731	719	709	697	774	731
Homeowners	356	350	341	333	327	320	314	309	356	327
Other personal lines	125	124	124	121	120	119	117	116	125	120
	1,255	1,241	1,217	1,191	1,178	1,158	1,140	1,122	1,255	1,178
New Issued Applications (in thousands)
Auto	36	43	41	35	37	37	36	32	155	142
Homeowners	18	22	22	17	18	19	18	15	79	70

Average Premium - Gross Written ($)
Auto	886	879	872	882	884	890	886	899	880	890
Homeowners	1,392	1,390	1,362	1,346	1,312	1,323	1,309	1,299	1,374	1,311

Renewal Ratio (%)
Auto	79.1	79.4	78.4	77.8	79.5	76.9	75.2	71.8	78.7	75.8
Homeowners	86.2	87.4	86.4	86.1	86.5	84.5	82.6	79.6	86.6	83.3

THE ALLSTATE CORPORATION

ESURANCE PROFITABILITY MEASURES AND STATISTICS

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
($ in millions)	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written	$315	$358	$295	$342	$256	$282	$224	$262	$1,310	$1,024

Net premiums earned
Auto	$334	$322	$308	$281	$264	$248	$234	$221	$1,245	$967
Other personal lines	1	-	1	-	-	-	-	-	2	-
	335	322	309	281	264	248	234	221	1,247	967

Incurred losses
Auto	$266	$251	$246	$215	$215	$192	$178	$161	$978	$746
Other personal lines	-	-	1	-	-	-	-	-	1	-
	266	251	247	215	215	192	178	161	979	746

Expenses
Auto	$123	$125	$122	$113	$95	$102	$95	$121	$483	$413
Other personal lines	2	-	1	-	-	-	-	-	3	-
	125	125	123	113	95	102	95	121	486	413

Underwriting loss
Auto	$(55)	$(54)	$(60)	$(47)	$(46)	$(46)	$(39)	$(61)	$(216)	$(192)
Other personal lines	(1)	-	(1)	-	-	-	-	-	(2)	-
	(56)	(54)	(61)	(47)	(46)	(46)	(39)	(61)	(218)	(192)

Loss ratio	79.4	78.0	79.9	76.5	81.4	77.4	76.1	72.8	78.5	77.2
Expense ratio	37.3	38.8	39.8	40.2	36.0	41.1	40.6	54.8	39.0	42.7
Combined ratio	116.7	116.8	119.7	116.7	117.4	118.5	116.7	127.6	117.5	119.9

Effect of catastrophe losses on combined ratio	0.3	0.6	1.6	1.1	2.3	0.8	2.6	0.4	0.9	1.6

Effect of prior year reserve reestimates on combined ratio	-	-	-	-	-	-	-	-	-	-

Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio	4.5	4.7	5.2	5.3	7.2	8.1	8.1	18.1	4.9	10.1

Effect of advertising expenses on combined ratio	12.8	14.6	16.2	16.0	9.5	16.5	16.2	20.4	14.8	15.4

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses, and the amortization of purchased intangible assets (“underlying”)	111.9	111.5	112.9	110.3	107.9	109.6	106.0	109.1	111.7	108.2
Effect of catastrophe losses	0.3	0.6	1.6	1.1	2.3	0.8	2.6	0.4	0.9	1.6
Effect of prior year non-catastrophe reserve reestimates	-	-	-	-	-	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets	4.5	4.7	5.2	5.3	7.2	8.1	8.1	18.1	4.9	10.1
Combined ratio	116.7	116.8	119.7	116.7	117.4	118.5	116.7	127.6	117.5	119.9

Policies in Force (in thousands)
Auto	1,286	1,254	1,207	1,151	1,029	962	892	849	1,286	1,029
Other personal lines	20	16	11	7	2	-	-	-	20	-
	1,306	1,270	1,218	1,158	1,031	962	892	849	1,306	1,029

New Issued Applications (in thousands)
Auto	162	188	175	222	164	172	130	139	747	605
Other personal lines	4	5	6	5	2	-	-	-	20	2
	166	193	181	227	166	172	130	139	767	607

Average Premium - Gross Written ($)
Auto	483	480	481	494	484	485	490	508	485	493

Renewal Ratio (%)
Auto	80.1	79.9	81.7	81.2	80.1	79.7	81.9	80.5	80.7	80.5

Impact of Esurance brand on Allstate Protection combined ratio	0.8	0.8	0.9	0.7	0.7	0.7	0.6	0.9	0.8	0.7

Impact of Esurance brand on Allstate Protection expense ratio	1.8	1.8	1.8	1.7	1.4	1.5	1.4	1.8	1.8	1.5

THE ALLSTATE CORPORATION

AUTO PROFITABILITY MEASURES

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
($ in millions)	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written
Allstate brand	$4,147	$4,280	$4,170	$4,155	$4,031	$4,164	$4,077	$4,126	$16,752	$16,398
Encompass brand	155	172	167	147	153	163	160	142	641	618
Esurance brand	315	357	294	342	256	282	224	262	1,308	1,024
	4,617	4,809	4,631	4,644	4,440	4,609	4,461	4,530	18,701	18,040
Net premiums earned
Allstate brand	$4,186	$4,165	$4,133	$4,094	$4,092	$4,087	$4,093	$4,080	$16,578	$16,352
Encompass brand	155	158	158	155	153	152	153	151	626	609
Esurance brand	334	322	308	281	264	248	234	221	1,245	967
	4,675	4,645	4,599	4,530	4,509	4,487	4,480	4,452	18,449	17,928
Incurred losses
Allstate brand	$2,876	$2,857	$2,843	$2,774	$3,092	$2,720	$2,846	$2,836	$11,350	$11,494
Encompass brand	114	112	117	117	116	119	125	118	460	478
Esurance brand	266	251	246	215	215	192	178	161	978	746
	3,256	3,220	3,206	3,106	3,423	3,031	3,149	3,115	12,788	12,718
Expenses
Allstate brand	$1,114	$1,068	$1,069	$1,068	$1,046	$1,020	$1,042	$1,042	$4,319	$4,150
Encompass brand	49	47	48	47	48	45	42	43	191	178
Esurance brand	123	125	122	113	95	102	95	121	483	413
	1,286	1,240	1,239	1,228	1,189	1,167	1,179	1,206	4,993	4,741
Underwriting income
Allstate brand	$196	$240	$221	$252	$(46)	$347	$205	$202	$909	$708
Encompass brand	(8)	(1)	(7)	(9)	(11)	(12)	(14)	(10)	(25)	(47)
Esurance brand	(55)	(54)	(60)	(47)	(46)	(46)	(39)	(61)	(216)	(192)
	133	185	154	196	(103)	289	152	131	668	469
Loss ratio
Allstate brand	68.7	68.6	68.8	67.7	75.6	66.5	69.5	69.5	68.5	70.3
Encompass brand	73.6	70.9	74.0	75.5	75.8	78.3	81.7	78.1	73.5	78.5
Esurance brand	79.7	78.0	79.9	76.5	81.4	77.4	76.1	72.8	78.5	77.2
Allstate Protection	69.6	69.3	69.7	68.6	75.9	67.6	70.3	70.0	69.3	70.9
Expense ratio
Allstate brand	26.6	25.6	25.9	26.1	25.5	25.0	25.5	25.5	26.0	25.4
Encompass brand	31.6	29.7	30.4	30.3	31.4	29.6	27.5	28.5	30.5	29.2
Esurance brand	36.8	38.8	39.6	40.2	36.0	41.1	40.6	54.8	38.8	42.7
Allstate Protection	27.6	26.7	27.0	27.1	26.4	26.0	26.3	27.1	27.1	26.5
Combined ratio
Allstate brand	95.3	94.2	94.7	93.8	101.1	91.5	95.0	95.0	94.5	95.7
Encompass brand	105.2	100.6	104.4	105.8	107.2	107.9	109.2	106.6	104.0	107.7
Esurance brand	116.5	116.8	119.5	116.7	117.4	118.5	116.7	127.6	117.3	119.9
Allstate Protection	97.2	96.0	96.7	95.7	102.3	93.6	96.6	97.1	96.4	97.4
Effect of catastrophe losses on combined ratio
Allstate brand	-	0.8	1.9	1.1	8.9	1.2	3.8	1.2	1.0	3.8
Encompass brand	(0.6)	1.9	0.6	(0.6)	9.8	1.3	2.6	0.7	0.3	3.6
Esurance brand	0.3	0.6	1.6	1.1	2.3	0.8	2.6	0.4	0.9	1.6
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(0.9)	(0.8)	(1.8)	(1.6)	(1.9)	(3.3)	(2.0)	(1.2)	(1.2)	(2.1)
Encompass brand	(4.5)	(7.6)	(3.2)	(3.9)	(15.0)	(0.7)	(0.7)	0.7	(4.8)	(3.9)
Esurance brand	-	-	-	-	-	-	-	-	-	-
Effect of business combination expenses and the amortization of purchased intangible assets on combined ratio
Esurance brand	4.5	4.7	5.2	5.3	7.2	8.1	8.1	18.1	4.9	10.1
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	95.9	94.3	94.1	93.2	94.0	93.3	93.0	94.8	94.4	93.8
Effect of catastrophe losses on combined ratio	-	0.8	1.9	1.1	8.9	1.2	3.8	1.2	1.0	3.8
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(0.6)	(0.9)	(1.3)	(0.5)	(1.8)	(3.0)	(1.8)	(1.0)	(0.9)	(1.9)
Allstate brand combined ratio	95.3	94.2	94.7	93.8	101.1	91.5	95.0	95.0	94.5	95.7
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	(0.3)	0.1	(0.5)	(1.1)	(0.1)	(0.3)	(0.2)	(0.2)	(0.3)	(0.2)

THE ALLSTATE CORPORATION

HOMEOWNERS PROFITABILITY MEASURES

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
($ in millions)	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written
Allstate brand	$1,549	$1,779	$1,693	$1,268	$1,477	$1,686	$1,639	$1,258	$6,289	$6,060
Encompass brand	115	129	120	97	101	108	104	85	461	398
	1,664	1,908	1,813	1,365	1,578	1,794	1,743	1,343	6,750	6,458
Net premiums earned
Allstate brand	$1,574	$1,568	$1,525	$1,516	$1,514	$1,499	$1,487	$1,480	$6,183	$5,980
Encompass brand	114	111	105	100	98	96	93	92	430	379
	1,688	1,679	1,630	1,616	1,612	1,595	1,580	1,572	6,613	6,359
Incurred losses
Allstate brand	$656	$645	$1,084	$914	$1,045	$735	$1,218	$836	$3,299	$3,834
Encompass brand	48	63	69	62	121	56	62	51	242	290
	704	708	1,153	976	1,166	791	1,280	887	3,541	4,124
Expenses
Allstate brand	$393	$379	$368	$376	$377	$358	$342	$351	$1,516	$1,428
Encompass brand	35	34	33	32	31	30	28	28	134	117
	428	413	401	408	408	388	370	379	1,650	1,545
Underwriting income
Allstate brand	$525	$544	$73	$226	$92	$406	$(73)	$293	$1,368	$718
Encompass brand	31	14	3	6	(54)	10	3	13	54	(28)
	556	558	76	232	38	416	(70)	306	1,422	690
Loss ratio
Allstate brand	41.6	41.1	71.1	60.3	69.0	49.0	81.9	56.5	53.4	64.1
Encompass brand	42.1	56.8	65.7	62.0	123.5	58.3	66.7	55.4	56.3	76.5
Allstate Protection	41.7	42.2	70.7	60.4	72.3	49.6	81.0	56.4	53.5	64.8
Expense ratio
Allstate brand	25.0	24.2	24.1	24.8	24.9	23.9	23.0	23.7	24.5	23.9
Encompass brand	30.7	30.6	31.4	32.0	31.6	31.3	30.1	30.5	31.1	30.9
Allstate Protection	25.4	24.6	24.6	25.2	25.3	24.3	23.4	24.1	25.0	24.3
Combined ratio
Allstate brand	66.6	65.3	95.2	85.1	93.9	72.9	104.9	80.2	77.9	88.0
Encompass brand	72.8	87.4	97.1	94.0	155.1	89.6	96.8	85.9	87.4	107.4
Allstate Protection	67.1	66.8	95.3	85.6	97.6	73.9	104.4	80.5	78.5	89.1
Effect of catastrophe losses on combined ratio
Allstate brand	7.1	4.7	32.5	18.7	32.0	7.8	40.2	12.6	15.6	23.2
Encompass brand	1.8	13.5	23.8	12.0	77.6	13.5	15.1	6.5	12.6	28.8
Effect of prior year reserve reestimates on combined ratio
Allstate brand	(0.3)	(3.3)	1.0	2.6	(5.0)	(4.3)	(3.5)	(7.9)	-	(5.2)
Encompass brand	(4.4)	-	(1.0)	1.0	2.0	(8.3)	(4.3)	(2.2)	(1.2)	(3.2)
Allstate brand combined ratio excluding the effect of catastrophes and prior year reserve reestimates (“underlying”)	60.7	61.8	62.7	65.8	62.4	66.2	64.6	67.0	62.7	65.1
Effect of catastrophe losses on combined ratio	7.1	4.7	32.5	18.7	32.0	7.8	40.2	12.6	15.6	23.2
Effect of prior year non-catastrophe reserve reestimates on combined ratio	(1.2)	(1.2)	-	0.6	(0.5)	(1.1)	0.1	0.6	(0.4)	(0.3)
Allstate brand combined ratio	66.6	65.3	95.2	85.1	93.9	72.9	104.9	80.2	77.9	88.0
Effect of catastrophe losses included in prior year reserve reestimates on combined ratio	0.9	(2.1)	1.0	2.0	(4.5)	(3.2)	(3.6)	(8.5)	0.4	(4.9)

THE ALLSTATE CORPORATION

OTHER PERSONAL LINES PROFITABILITY MEASURES (1)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
($ in millions)	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written
Allstate brand	$368	$417	$406	$348	$362	$407	$404	$342	$1,539	$1,515
Encompass brand	25	28	28	23	24	26	25	22	104	97
Esurance brand	-	1	1	-	-	-	-	-	2	-
	393	446	435	371	386	433	429	364	1,645	1,612
Net premiums earned
Allstate brand	$384	$384	$380	$379	$377	$377	$377	$370	$1,527	$1,501
Encompass brand	25	26	24	25	24	23	23	23	100	93
Esurance brand	1	-	1	-	-	-	-	-	2	-
	410	410	405	404	401	400	400	393	1,629	1,594
Incurred losses
Allstate brand	$187	$221	$239	$247	$301	$309	$274	$201	$894	$1,085
Encompass brand	-	13	21	20	20	13	10	20	54	63
Esurance brand	-	-	1	-	-	-	-	-	1	-
	187	234	261	267	321	322	284	221	949	1,148
Expenses
Allstate brand	$115	$108	$113	$115	$117	$107	$102	$105	$451	$431
Encompass brand	7	7	6	8	6	7	7	5	28	25
Esurance brand	2	-	1	-	-	-	-	-	3	-
	124	115	120	123	123	114	109	110	482	456
Underwriting income
Allstate brand	$82	$55	$28	$17	$(41)	$(39)	$1	$64	$182	$(15)
Encompass brand	18	6	(3)	(3)	(2)	3	6	(2)	18	5
Esurance brand	(1)	-	(1)	-	-	-	-	-	(2)	-
	99	61	24	14	(43)	(36)	7	62	198	(10)
Loss ratio
Allstate brand	48.7	57.6	62.9	65.2	79.8	82.0	72.7	54.3	58.6	72.3
Encompass brand	-	50.0	87.5	80.0	83.3	56.5	43.5	87.0	54.0	67.7
Esurance brand	-	-	100.0	-	-	-	-	-	50.0	-
Allstate Protection	45.6	57.1	64.4	66.1	80.1	80.5	71.0	56.2	58.3	72.0
Expense ratio
Allstate brand	29.9	28.1	29.7	30.3	31.1	28.4	27.0	28.4	29.5	28.7
Encompass brand	28.0	26.9	25.0	32.0	25.0	30.5	30.4	21.7	28.0	26.9
Esurance brand	200.0	-	100.0	-	-	-	-	-	150.0	-
Allstate Protection	30.2	28.0	29.6	30.4	30.7	28.5	27.3	28.0	29.6	28.6
Combined ratio
Allstate brand	78.6	85.7	92.6	95.5	110.9	110.3	99.7	82.7	88.1	101.0
Encompass brand	28.0	76.9	112.5	112.0	108.3	87.0	73.9	108.7	82.0	94.6
Esurance brand	200.0	-	200.0	-	-	-	-	-	200.0	-
Allstate Protection	75.9	85.1	94.1	96.5	110.7	109.0	98.3	84.2	87.8	100.6
Effect of catastrophe losses on combined ratio
Allstate brand	1.0	(0.3)	8.7	4.7	26.3	5.6	13.5	3.8	3.5	12.3
Encompass brand	-	(3.8)	12.5	8.0	20.8	-	-	-	4.0	5.4
Esurance brand	-	-	-	-	-	-	-	-	-	-
Effect of prior year reserve reestimates on combined ratio
Allstate brand	-	2.6	4.2	0.3	5.0	10.3	1.1	(7.8)	1.8	2.2
Encompass brand	(40.0)	(11.5)	8.3	12.0	(8.3)	(4.3)	(21.7)	(4.3)	(8.0)	(9.7)
Esurance brand	-	-	-	-	-	-	-	-	-	-

(1)           Other personal lines include renter, condominium, landlord and other personal lines. Beginning in fourth quarter of 2013, commercial lines and other business lines are reported separately. Profitability measures for these lines can be found on the Allstate Brand Profitability Measures page. The prior periods were updated to conform to the current presentation.

THE ALLSTATE CORPORATION

HOMEOWNERS SUPPLEMENTAL INFORMATION

($ in millions)

	Twelve months ended December 31, 2013

							Premium rate changes (3)
								Annual impact of
					Effect of			rate changes
	Earned	Incurred		Catastrophe	catastrophes	Number of	Number of	on state specific
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio	catastrophes	states	premiums written

Florida	$131	$67	51.1%	$-	0.0%
Other hurricane exposure states	3,434	1,683	49.0%	461	13.4%
Total hurricane exposure states (2)	3,565	1,750	49.1%	461	12.9%		18	5.4%
Other catastrophe exposure states	3,048	1,791	58.8%	559	18.3%		27	5.4%

Total	$6,613	$3,541	53.5%	$1,020	15.4%	76	45	5.4%

	2004 to 2013 Historical Information
					Effect of
	Earned	Incurred		Catastrophe	catastrophes
Primary Exposure Groupings (1)	premiums	losses	Loss ratios	losses	on loss ratio

Florida	$1,352	$2,272	168.0%	$1,499	110.9%
Other hurricane exposure states	28,301	23,649	83.6%	11,152	39.4%
Total hurricane exposure states (2)	29,653	25,921	87.4%	12,651	42.7%
Other catastrophe exposure states	26,239	18,093	69.0%	6,103	23.3%

Total	$55,892	$44,014	78.7%	$18,754	33.6%

(1) Basis of Presentation

This homeowners supplemental information schedule displays financial results for the homeowners business (defined to include standard homeowners, scheduled personal property and other than primary residence lines).  Each state in which the Company writes business has been categorized into one of two exposure groupings (Hurricane or Other).   Hurricane exposure states are comprised of those states in which hurricanes are the primary catastrophe exposure. However, the catastrophe losses for these states include losses due to other kinds of catastrophes.  A catastrophe is defined by Allstate as an event that produces pre-tax losses before reinsurance in excess of $1 million, and involves multiple first party policyholders, or an event that produces a number of claims in excess of a preset per-event threshold of average claims in a specific area, occurring within a certain amount of time following the event.

(2) Hurricane Exposure States

Hurricane exposure states include the following coastal locations:  Alabama, Connecticut, Delaware, Florida, Georgia, Louisiana, Maine, Maryland, Massachusetts, Mississippi, New Hampshire, New Jersey, New York, North Carolina, Pennsylvania, Rhode Island, South Carolina, Texas, Virginia and Washington, D.C.

(3) Premium Rate Changes

Represents the impact in the states where rate changes were approved during the year as a percentage of total prior year-end premiums written in those states.

THE ALLSTATE CORPORATION

CATASTROPHE LOSSES BY BRAND

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

Allstate brand
Auto	$1	$35	$79	$43	$366	$51	$156	$48	$158	621
Homeowners	112	74	496	284	485	117	597	186	966	1,385
Other personal lines	4	(1)	33	18	99	21	51	14	54	185
Commercial lines	(2)	1	5	(2)	9	-	(9)	3	2	3
Other business lines	-	-	-	-	-	-	-	-	-	-

Total	$115	$109	$613	$343	$959	$189	$795	$251	$1,180	$2,194

Encompass brand
Auto	$(1)	$3	$1	$(1)	$15	$2	$4	$1	$2	$22
Homeowners	2	15	25	12	76	13	14	6	54	109
Other personal lines	-	(1)	3	2	5	-	-	-	4	5
Total	$1	$17	$29	$13	$96	$15	$18	$7	$60	$136

Esurance brand
Auto	$1	$2	$5	$3	$6	$2	$6	$1	$11	$15
Other personal lines	-	-	-	-	-	-	-	-	-	-
Total	1	2	5	3	6	2	6	1	11	15

Allstate Protection	$117	$128	$647	$359	$1,061	$206	$819	$259	$1,251	$2,345

Allstate Protection
Auto	$1	$40	$85	$45	$387	$55	$166	$50	$171	$658
Homeowners	114	89	521	296	561	130	611	192	1,020	1,494
Other personal lines	4	(2)	36	20	104	21	51	14	58	190
Commercial lines	(2)	1	5	(2)	9	-	(9)	3	2	3
Other business lines	-	-	-	-	-	-	-	-	-	-
	$117	$128	$647	$359	$1,061	$206	$819	$259	$1,251	$2,345

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF CATASTROPHE LOSSES ON THE COMBINED RATIO

($ in millions, except ratios)

								Excludes the effect of
								catastrophe losses relating to
								earthquakes and hurricanes
	Effect of all catastrophe losses on the Property-Liability					Premiums	Total	Total	Effect on the
	combined ratio					earned	catastrophe	catastrophe	Property-Liability
	Quarter 1	Quarter 2	Quarter 3	Quarter 4	Year	year-to-date	losses by year	losses by year	combined ratio
2004	1.6	3.8	26.0	6.2	9.5	$25,989	$2,468	$467	1.8
2005	2.5	2.2	69.4	9.6	21.0	27,039	5,674	460	1.7
2006	1.6	3.7	2.5	4.1	3.0	27,369	810	1,044	3.8
2007	2.4	6.3	5.0	7.0	5.2	27,233	1,409	1,336	4.9
2008	8.4	10.3	26.8	3.9	12.4	26,967	3,342	1,876	7.0
2009	7.8	12.5	6.2	5.0	7.9	26,194	2,069	2,159	8.2
2010	10.0	9.8	5.9	8.3	8.5	25,957	2,207	2,272	8.8
2011	5.2	36.2	16.7	1.0	14.7	25,942	3,815	3,298	12.7
2012	3.9	12.3	3.1	15.7	8.8	26,737	2,345	1,324	5.0
2013	5.3	9.4	1.8	1.7	4.5	27,618	1,251	1,352	4.9

Average	4.8	10.6	16.4	6.2	9.5				5.8

THE ALLSTATE CORPORATION

CATASTROPHE BY SIZE OF EVENT

($ in millions, except ratios)

Three months ended December 31, 2013
							Average
		Number		Claims and		Combined	catastrophe
Size of catastrophe		of events		claims expense		ratio impact	loss per event
Greater than $250 million		-	-%	$-	-%	-	$-
$101 million to $250 million		-	-	-	-	-	-
$50 million to $100 million		-	-	-	-	-	-
Less than $50 million		15	100.0	116	99.1	1.7	8
Total		15	100.0%	116	99.1	1.7	8
Prior year reserve reestimates				(4)	(3.4)	(0.1)
Prior quarter reserve reestimates				5	4.3	0.1
Total catastrophe losses				$117	100.0%	1.7

Twelve months ended December 31, 2013
							Average
		Number		Claims and		Combined	catastrophe
Size of catastrophe		of events		claims expense		ratio impact	loss per event
Greater than $250 million		-	-%	$-	-%	-	$-
$101 million to $250 million		2	2.6	297	23.7	1.1	149
$50 million to $100 million		5	6.6	386	30.9	1.4	77
Less than $50 million		69	90.8	656	52.4	2.3	10
Total		76	100.0%	1,339	107.0	4.8	18
Prior year reserve reestimates				(88)	(7.0)	(0.3)
Total catastrophe losses				$1,251	100.0%	4.5

2004 through 2013
	Principal						Average
	state with	Number		Claims and		Combined	catastrophe
Size of catastrophe	loss	of events		claims expense		ratio impact	loss per event
Greater than $250 million
Hurricane Katrina - 2005	LA			$3,558	14.0%	1.3	$3,558
Sandy - 2012	NY, NJ			1,076	4.2	0.4	1,076
Hurricane Rita - 2005	TX			891	3.5	0.3	891
Hurricane Ike - 2008	TX			837	3.3	0.3	837
Hurricane Ivan - 2004	FL			630	2.5	0.2	630
Hurricane Charley - 2004	FL			599	2.4	0.2	599
Hurricane Frances - 2004	FL			545	2.1	0.2	545
Hurricane Wilma - 2005	FL			517	2.0	0.2	517
May 2011 Tornados	TX, OH, MO			459	1.8	0.2	459
Hurricane Irene - 2011	NY, NJ, MD			401	1.6	0.2	401
Hurricane Jeanne - 2004	FL			334	1.3	0.2	334
April 27th 2011 Tornados	AL			299	1.2	0.1	299
Arizona Hail - 2010	AZ			283	1.1	0.1	283
Hurricane Gustav - 2008	LA			268	1.1	0.1	268
Greater than $250 million		14	1.7%	10,697	42.1	4.0	764
$101 million to $250 million		22	2.7	3,284	12.9	1.2	149
$50 million to $100 million		58	7.1	4,070	16.1	1.5	70
Less than $50 million		721	88.5	7,339	28.9	2.8	10
Total		815	100.0%	$25,390	100.0%	9.5	31

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

EFFECT OF PRIOR YEAR RESERVE REESTIMATES ON THE COMBINED RATIO

($ in millions, except ratios)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

Prior Year Reserve Reestimates (1)

Auto	$(44)	$(44)	$(79)	$(70)	$(100)	$(134)	$(83)	$(48)	$(237)	$(365)
Homeowners	(10)	(51)	15	41	(74)	(72)	(56)	(119)	(5)	(321)
Other personal lines	(10)	7	18	4	17	38	(1)	(30)	19	24
Commerical lines	1	(13)	(14)	(10)	-	(23)	(20)	(5)	(36)	(48)
Other business lines	-	-	(1)	(3)	-	-	(1)	(5)	(4)	(6)
Allstate Protection	(63)	(101)	(61)	(38)	(157)	(191)	(161)	(207)	(263)	(716)
Discontinued Lines and Coverages	1	135	3	3	3	42	3	3	142	51

Property-Liability	$(62)	$34	$(58)	$(35)	$(154)	$(149)	$(158)	$(204)	$(121)	$(665)

Allstate brand (2)	$(41)	$(86)	$(57)	$(36)	$(134)	$(181)	$(151)	$(205)	$(220)	$(671)
Encompass brand (2)	(22)	(15)	(4)	(2)	(23)	(10)	(10)	(2)	(43)	(45)
Esurance	-	-	-	-	-	-	-	-	-	-

Allstate Protection (2)	$(63)	$(101)	$(61)	$(38)	$(157)	$(191)	$(161)	$(207)	$(263)	$(716)

Effect of Prior Year Reserve Reestimates on Combined Ratio (1)(3)

Auto	(0.5)	(0.6)	(1.2)	(1.0)	(1.5)	(2.0)	(1.3)	(0.7)	(0.9)	(1.4)
Homeowners	(0.2)	(0.7)	0.2	0.6	(1.1)	(1.1)	(0.8)	(1.8)	-	(1.2)
Other personal lines	(0.2)	0.1	0.3	-	0.3	0.6	-	(0.4)	-	0.1
Commerical lines	-	(0.2)	(0.2)	(0.2)	-	(0.4)	(0.3)	(0.1)	(0.1)	(0.2)
Other business lines	-	-	-	-	-	-	-	(0.1)	-	-
Allstate Protection	(0.9)	(1.4)	(0.9)	(0.6)	(2.3)	(2.9)	(2.4)	(3.1)	(1.0)	(2.7)
Discontinued Lines and Coverages	-	1.9	0.1	-	-	0.7	-	-	0.6	0.2

Property-Liability	(0.9)	0.5	(0.8)	(0.6)	(2.3)	(2.2)	(2.4)	(3.1)	(0.4)	(2.5)

Allstate brand (2)	(0.6)	(1.2)	(0.8)	(0.5)	(2.0)	(2.7)	(2.3)	(3.1)	(0.8)	(2.5)
Encompass brand (2)	(0.3)	(0.2)	(0.1)	(0.1)	(0.3)	(0.2)	(0.1)	-	(0.2)	(0.2)
Esurance	-	-	-	-	-	-	-	-	-	-

Allstate Protection	(0.9)	(1.4)	(0.9)	(0.6)	(2.3)	(2.9)	(2.4)	(3.1)	(1.0)	(2.7)

(1)            Favorable reserve reestimates are shown in parentheses.

(2)            Favorable reserve reestimates included in catastrophe losses for Allstate brand,  Encompass brand and Allstate Protection in the three months ended December 31, 2013 totaled $0 million, $4 million and $4 million, respectively, and totaled $78 million, $2 million and $80 million, respectively, in the three months ended December 31, 2012.  Favorable reserve reestimates included in catastrophe losses for Allstate brand, Encompass brand and Allstate Protection in the twelve months ended December 31, 2013 totaled $79 million, $9 million and $88 million, respectively and totaled $388 million, $22 million and $410 million, respectively, in the twelve months ended December 31, 2012.

(3)            Calculated using Property-Liability premiums earned for the respective period.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

HISTORICAL PRIOR YEAR RESERVE REESTIMATES (1)

($ in millions)

	Twelve months ended December 31,

	2013	2012	2011	2010	2009

Allstate brand	$(220)	$(671)	$(371)	$(181)	$(126)
Encompass brand	(43)	(45)	15	(6)	(10)
Esurance brand	-	-	-	-	-

Allstate Protection	(263)	(716)	(356)	(187)	(136)

Discontinued Lines and Coverages	142	51	21	28	24

Property-Liability	$(121)	$(665)	$(335)	$(159)	$(112)

Effect of Property-Liability prior year reserve reestimates on the combined ratio	(0.4)	(2.5)	(1.3)	(0.6)	(0.4)

(1)   Favorable reserve reestimates are shown in parentheses.

THE ALLSTATE CORPORATION

HISTORICAL PROPERTY-LIABILITY LOSS RESERVES

($ in millions)

	Twelve months ended December 31,

	2013	2012	2011	2010	2009
(net of reinsurance)

Net reserve for claims and claims expense, beginning of year	$17,278	$17,787	$17,396	$17,028	$17,182
Acquisitions	-	(13)	425	-	-
Claims and claims expense
Provision attributable to the current year	18,032	19,149	20,496	19,110	18,858
Change in provision attributable to prior years (1)	(121)	(665)	(335)	(159)	(112)
Total claims and claims expense	17,911	18,484	20,161	18,951	18,746

Payments
Claims and claims expense attributable to current year	(11,658)	(12,545)	(13,893)	(12,012)	(11,906)
Claims and claims expense attributable to prior years	(6,338)	(6,435)	(6,302)	(6,571)	(6,994)
Total payments	(17,996)	(18,980)	(20,195)	(18,583)	(18,900)

Net reserve for claims and claims expense, end of year (2)	$17,193	$17,278	$17,787	$17,396	$17,028

Percent change in loss reserves	(0.5)%	(2.9)%	2.2%	2.2%	(0.9)%

(1) Reserve reestimates due to:
Asbestos and environmental claims	$104	$48	$26	$23	$5
All other property-liability claims	(225)	(713)	(361)	(182)	(117)
Change in pre-tax reserve	$(121)	$(665)	$(335)	$(159)	$(112)

(2)                    Net reserves for claims and claims expense are net of expected reinsurance recoveries of $4.66 billion, $4.01 billion, $2.59 billion, $2.07 billion and $2.14 billion at December 31, 2013, 2012, 2011, 2010 and 2009, respectively.

THE ALLSTATE CORPORATION

ASBESTOS AND ENVIRONMENTAL RESERVES

($ in millions)

	Three months ended				Twelve months ended December 31,
	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2013	2013	2013	2013	2012	2011	2010	2009
(net of reinsurance)

Asbestos claims
Beginning reserves	$1,033	$973	$1,004	$1,026	$1,026	$1,078	$1,100	$1,180	$1,228
Incurred claims and claims expense	-	74	-	-	74	26	26	5	(8)
Claims and claims expense paid	(16)	(14)	(31)	(22)	(83)	(78)	(48)	(85)	(40)
Ending reserves	$1,017	$1,033	$973	$1,004	$1,017	$1,026	$1,078	$1,100	$1,180

Claims and claims expense paid as a percent of ending reserves	1.6%	1.4%	3.2%	2.2%	8.2%	7.6%	4.5%	7.7%	3.4%

Environmental claims
Beginning reserves	$213	$189	$192	$193	$193	$185	$201	$198	$195
Incurred claims and claims expense	-	30	-	-	30	22	-	18	13
Claims and claims expense paid	(5)	(6)	(3)	(1)	(15)	(14)	(16)	(15)	(10)
Ending reserves	$208	$213	$189	$192	$208	$193	$185	$201	$198

Claims and claims expense paid as a percent of ending reserves	2.4%	2.8%	1.6%	0.5%	7.2%	7.3%	8.6%	7.5%	5.1%

THE ALLSTATE CORPORATION

ALLSTATE PERSONAL LINES PROFITABILITY MEASURES (1)

($ in millions, except ratios and policies in force)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written
Auto	$4,147	$4,280	$4,170	$4,155	$4,031	$4,164	$4,077	$4,126	$16,752	$16,398
Homeowners	1,549	1,779	1,693	1,268	1,477	1,686	1,639	1,258	6,289	6,060
Landlord	138	143	135	124	137	140	132	123	540	532
Renter	58	69	59	53	52	62	54	50	239	218
Condominium	52	58	55	45	47	50	49	41	210	187
Other	120	147	157	126	126	155	169	128	550	578
Other personal lines	368	417	406	348	362	407	404	342	1,539	1,515

Total	6,064	6,476	6,269	5,771	5,870	6,257	6,120	5,726	24,580	23,973

Net premiums earned
Auto	$4,186	$4,165	$4,133	$4,094	$4,092	$4,087	$4,093	$4,080	$16,578	$16,352
Homeowners	1,574	1,568	1,525	1,516	1,514	1,499	1,487	1,480	6,183	5,980
Other personal lines	384	384	380	379	377	377	377	370	1,527	1,501
Total	6,144	6,117	6,038	5,989	5,983	5,963	5,957	5,930	24,288	23,833

Incurred losses
Auto	$2,876	$2,857	$2,843	$2,774	$3,092	$2,720	$2,846	$2,836	$11,350	$11,494
Homeowners	656	645	1,084	914	1,045	735	1,218	836	3,299	3,834
Other personal lines	187	221	239	247	301	309	274	201	894	1,085
Total	3,719	3,723	4,166	3,935	4,438	3,764	4,338	3,873	15,543	16,413

Expenses
Auto	$1,114	$1,068	$1,069	$1,068	$1,046	$1,020	$1,042	$1,042	$4,319	$4,150
Homeowners	393	379	368	376	377	358	342	351	1,516	1,428
Other personal lines	115	108	113	115	117	107	102	105	451	431
Total	1,622	1,555	1,550	1,559	1,540	1,485	1,486	1,498	6,286	6,009

Underwriting income (loss)
Auto	$196	$240	$221	$252	$(46)	$347	$205	$202	$909	$708
Homeowners	525	544	73	226	92	406	(73)	293	1,368	718
Other personal lines	82	55	28	17	(41)	(39)	1	64	182	(15)
Total	803	839	322	495	5	714	133	559	2,459	1,411

Loss ratio	60.5	60.9	69.0	65.7	74.2	63.1	72.8	65.3	64.0	68.9
Expense ratio	26.4	25.4	25.7	26.0	25.7	24.9	25.0	25.3	25.9	25.2
Combined ratio	86.9	86.3	94.7	91.7	99.9	88.0	97.8	90.6	89.9	94.1

Effect of catastrophe losses on combined ratio	1.9	1.8	10.1	5.8	15.9	3.2	13.5	4.2	4.9	9.2

Effect of prior year reserve reestimates on combined ratio	(0.7)	(1.2)	(0.7)	(0.4)	(2.2)	(2.7)	(2.2)	(3.3)	(0.7)	(2.6)

Combined ratio excluding the effect of catastrophes and prior year reserve reestimates	85.7	85.2	85.1	85.9	85.0	86.5	85.2	87.0	85.5	85.9
Effect of catastrophe losses	1.9	1.8	10.1	5.8	15.9	3.2	13.5	4.2	4.9	9.2
Effect of prior year non-catastrophe reserve reestimates	(0.7)	(0.7)	(0.5)	-	(1.0)	(1.7)	(0.9)	(0.6)	(0.5)	(1.0)
Combined ratio	86.9	86.3	94.7	91.7	99.9	88.0	97.8	90.6	89.9	94.1

Policies in Force (in thousands)
Auto	19,362	19,247	19,155	19,020	19,084	19,110	19,211	19,215	19,362	19,084
Homeowners	6,077	6,077	6,097	6,136	6,213	6,277	6,379	6,489	6,077	6,213
Other personal lines	4,024	4,014	4,015	4,024	4,044	4,049	4,044	4,046	4,024	4,044
Excess and surplus	22	20	18	15	13	12	10	9	22	13
Total	29,485	29,358	29,285	29,195	29,354	29,448	29,644	29,759	29,485	29,354

(1) Allstate Personal Lines comprise Allstate brand auto, homeowners and other personal lines. Allstate Protection segment comprises Allstate Personal Lines; Business to Business-Encompass, Commercial and Other Business Lines; Esurance; and Answer Financial.

THE ALLSTATE CORPORATION

BUSINESS TO BUSINESS - ENCOMPASS, COMMERCIAL AND OTHER BUSINESS LINES PROFITABILITY MEASURES

($ in millions, except ratios and policies in force)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

Net premiums written
Auto	$155	$172	$167	$147	$153	$163	$160	$142	$641	$618
Homeowners	115	129	120	97	101	108	104	85	461	398
Other personal lines	25	28	28	23	24	26	25	22	104	97
Subtotal - Encompass	295	329	315	267	278	297	289	249	1,206	1,113

Commercial lines	119	114	121	112	112	110	120	112	466	454

Allstate Roadside Services	88	91	88	82	75	74	71	76	349	296
Allstate Dealer Services	69	70	63	51	45	44	40	37	253	166
Other business lines	157	161	151	133	120	118	111	113	602	462

Total	571	604	587	512	510	525	520	474	2,274	2,029

Net premiums earned
Auto	$155	$158	$158	$155	$153	$152	$153	$151	$626	$609
Homeowners	114	111	105	100	98	96	93	92	430	379
Other personal lines	25	26	24	25	24	23	23	23	100	93
Subtotal - Encompass	294	295	287	280	275	271	269	266	1,156	1,081
Commercial lines	115	114	113	114	115	114	116	117	456	462
Other business lines	126	124	115	106	108	100	90	96	471	394
Total	535	533	515	500	498	485	475	479	2,083	1,937

Incurred losses
Auto	$114	$112	$117	$117	$116	$119	$125	$118	$460	$478
Homeowners	48	63	69	62	121	56	62	51	242	290
Other personal lines	-	13	21	20	20	13	10	20	54	63
Subtotal - Encompass	162	188	207	199	257	188	197	189	756	831
Commercial lines	77	70	69	61	82	62	59	76	277	279
Other business lines	58	60	49	47	46	45	36	37	214	164
Total	297	318	325	307	385	295	292	302	1,247	1,274

Expenses
Auto	$49	$47	$48	$47	$48	$45	$42	$43	$191	$178
Homeowners	35	34	33	32	31	30	28	28	134	117
Other personal lines	7	7	6	8	6	7	7	5	28	25
Subtotal - Encompass	91	88	87	87	85	82	77	76	353	320
Commercial lines	37	34	33	34	38	31	30	32	138	131
Other business lines	58	42	53	53	55	36	27	35	206	153
Total	186	164	173	174	178	149	134	143	697	604

Underwriting income (loss)
Auto	$(8)	$(1)	$(7)	$(9)	$(11)	$(12)	$(14)	$(10)	$(25)	$(47)
Homeowners	31	14	3	6	(54)	10	3	13	54	(28)
Other personal lines	18	6	(3)	(3)	(2)	3	6	(2)	18	5
Subtotal - Encompass	41	19	(7)	(6)	(67)	1	(5)	1	47	(70)
Commercial lines	1	10	11	19	(5)	21	27	9	41	52
Other business lines	10	22	13	6	7	19	27	24	51	77
Total	52	51	17	19	(65)	41	49	34	139	59

Loss ratio	55.5	59.7	63.1	61.4	77.3	60.8	61.5	63.0	59.9	65.8
Expense ratio	34.8	30.7	33.6	34.8	35.8	30.7	28.2	29.9	33.4	31.2
Combined ratio	90.3	90.4	96.7	96.2	113.1	91.5	89.7	92.9	93.3	97.0

Effect of catastrophe losses on combined ratio	(0.2)	3.4	6.6	2.2	21.1	3.1	1.9	2.1	3.0	7.2

Effect of prior year reserve reestimates on combined ratio	(3.9)	(5.3)	(3.7)	(3.0)	(4.6)	(6.8)	(6.5)	(2.5)	(4.0)	(5.1)

Effect of amortization of purchased intangible assets (1)	0.4	-	-	-	-	-	-	-	0.1	-

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, and the amortization of purchased intangible assets (“underlying”)	93.1	92.1	92.2	96.2	96.0	92.2	90.1	92.3	93.4	92.7
Effect of catastrophe losses	(0.2)	3.4	6.6	2.2	21.1	3.1	1.9	2.1	3.0	7.2
Effect of prior year non-catastrophe reserve reestimates	(3.0)	(5.1)	(2.1)	(2.2)	(4.0)	(3.8)	(2.3)	(1.5)	(3.2)	(2.9)
Effect of the amortization of purchased intangible assets	0.4	-	-	-	-	-	-	-	0.1	-
Combined ratio	90.3	90.4	96.7	96.2	113.1	91.5	89.7	92.9	93.3	97.0

Policies in Force (in thousands)
Auto	774	767	752	737	731	719	709	697	774	731
Homeowners	356	350	341	333	327	320	314	309	356	327
Other personal lines	125	124	124	121	120	119	117	116	125	120
Subtotal - Encompass	1,255	1,241	1,217	1,191	1,178	1,158	1,140	1,122	1,255	1,178
Commercial lines	301	295	291	286	283	290	283	281	301	283
Other business lines	989	996	997	1,001	1,009	1,025	1,035	1,045	989	1,009
Total	2,545	2,532	2,505	2,478	2,470	2,473	2,458	2,448	2,545	2,470

(1)                 Relates to the acquisition of Northeast Agency in 2013.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL RESULTS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

Premiums	$332	$306	$307	$303	$299	$291	$291	$287	$1,248	$1,168
Contract charges	278	278	272	276	267	272	268	266	1,104	1,073
Net investment income	637	633	633	635	665	632	663	687	2,538	2,647
Periodic settlements and accruals on non-hedge derivative instruments	-	2	5	10	10	15	15	15	17	55
Contract benefits	(490)	(498)	(471)	(458)	(464)	(453)	(462)	(439)	(1,917)	(1,818)
Interest credited to contractholder funds	(301)	(302)	(315)	(336)	(347)	(357)	(362)	(368)	(1,254)	(1,434)
Amortization of deferred policy acquisition costs	(80)	(109)	(65)	(76)	(71)	(117)	(76)	(86)	(330)	(350)
Operating costs and expenses	(145)	(132)	(140)	(148)	(152)	(147)	(135)	(142)	(565)	(576)
Restructuring and related charges	-	(4)	(1)	(2)	-	-	-	-	(7)	-
Income tax expense on operations	(71)	(47)	(68)	(60)	(63)	(39)	(64)	(70)	(246)	(236)

Operating income	160	127	157	144	144	97	138	150	588	529

Realized capital gains and losses, after-tax	9	(12)	37	12	37	(36)	5	(14)	46	(8)
Valuation changes on embedded derivatives that are not hedged, after-tax	(3)	(10)	3	(6)	(6)	97	(3)	(6)	(16)	82
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(3)	1	(4)	1	(4)	(28)	-	(10)	(5)	(42)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	-	7	-	-	-	4	-	-	7	4
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	-	(1)	(4)	(6)	(7)	(9)	(10)	(10)	(11)	(36)
(Loss) gain on disposition of operations, after-tax	(44)	(472)	1	1	2	6	2	2	(514)	12

Net income (loss) available to common shareholders (1)	$119	$(360)	$190	$146	$166	$131	$132	$112	$95	$541

(1)                 Net income available to common shareholders relating to the Lincoln Benefit Life business being sold was approximately $140 million in 2013.

THE ALLSTATE CORPORATION

HISTORICAL ALLSTATE FINANCIAL RESULTS

($ in millions)

	As of or for the Year Ended December 31,

	2013		2012	2011	2010	2009

Premiums	$1,248		$1,168	$1,190	$1,138	$969
Contract charges	1,104		1,073	1,048	1,030	989
Net investment income	2,538		2,647	2,716	2,853	3,064
Periodic settlements and accruals on non-hedge derivative instruments	17		55	70	51	14
Contract benefits	(1,917)		(1,818)	(1,761)	(1,815)	(1,617)
Interest credited to contractholder funds	(1,254)		(1,434)	(1,617)	(1,798)	(2,038)
Amortization of deferred policy acquisition costs	(330)		(350)	(343)	(236)	(337)
Operating costs and expenses	(565)		(576)	(555)	(568)	(535)
Restructuring and related charges	(7)		-	(1)	3	(25)
Income tax expense on operations	(246)		(236)	(240)	(214)	(148)

Operating income	588		529	507	444	336

Realized capital gains and losses, after-tax	46		(8)	250	(337)	(417)
Valuation changes on embedded derivatives that are not hedged, after-tax	(16)		82	(12)	-	-
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(5)		(42)	(108)	(29)	(153)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	7		4	3	(12)	(219)
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(11)		(36)	(45)	(33)	(9)
(Loss) gain on disposition of operations, after-tax	(514)		12	(5)	9	10

Net income (loss)	$95		$541	$590	$42	$(452)

Life insurance in force, net of reinsurance	$346,202	(1)	$326,169	$306,397	$294,149	$281,961

(1)      Estimated using the most available information.

ALLSTATE FINANCIAL

RETURN ON ATTRIBUTED EQUITY

($ in millions)

	Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2013	2013	2013	2012	2012	2012	2012
Return on Attributed Equity

Numerator:

Net income available to common shareholders(1)	$95	$142	$633	$575	$541	$510	$571	$600

Denominator:

Beginning attributed equity (2)	$8,446	$8,291	$7,737	$7,475	$7,230	$7,044	$6,868	$6,568
Ending attributed equity	7,273	7,819	8,224	8,617	8,446	8,291	7,737	7,475

Average attributed equity (3)	$7,860	$8,055	$7,981	$8,046	$7,838	$7,668	$7,303	$7,022

Return on attributed equity	1.2%	1.8%	7.9%	7.1%	6.9%	6.7%	7.8%	8.5%

Operating Income Return on Attributed Equity

Numerator:
Operating income (1)	$588	$572	$542	$523	$529	$515	$547	$544

Denominator:

Beginning attributed equity (2)	$8,446	$8,291	$7,737	$7,475	$7,230	$7,044	$6,868	$6,568
Unrealized net capital gains and losses	1,678	1,666	1,240	1,073	842	776	792	656
Adjusted ending attributed equity	6,768	6,625	6,497	6,402	6,388	6,268	6,076	5,912

Ending attributed equity	7,273	7,819	8,224	8,617	8,446	8,291	7,737	7,475
Unrealized net capital gains and losses	946	1,076	1,120	1,702	1,678	1,666	1,240	1,073
Adjusted ending attributed equity	6,327	6,743	7,104	6,915	6,768	6,625	6,497	6,402

Average adjusted attributed equity (3)	$6,548	$6,684	$6,801	$6,659	$6,578	$6,447	$6,287	$6,157

Operating income return on attributed equity	9.0%	8.6%	8.0%	7.9%	8.0%	8.0%	8.7%	8.8%

(1)                 Net income available to common shareholders and operating income reflect a trailing twelve-month period.

(2)                 Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for American Heritage Life Investment Corporation.

(3)                 Average attributed equity and average adjusted attributed equity are determined using a two-point average, with the beginning and ending attributed equity and adjusted attributed equity, respectively, for the twelve-month period as data points.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL PREMIUMS AND CONTRACT CHARGES

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012
PREMIUMS AND CONTRACT CHARGES - BY PRODUCT

Underwritten Products
Traditional life insurance premiums	$136	$120	$119	$116	$123	$117	$117	$113	$491	$470
Accident and health insurance premiums	181	180	179	180	167	164	160	162	720	653
Interest-sensitive life insurance contract charges	273	272	268	273	265	267	263	260	1,086	1,055
	590	572	566	569	555	548	540	535	2,297	2,178
Annuities
Immediate annuities with life contingencies premiums	15	6	9	7	9	10	14	12	37	45
Other fixed annuity contract charges	5	6	4	3	2	5	5	6	18	18
	20	12	13	10	11	15	19	18	55	63
Total	$610	$584	$579	$579	$566	$563	$559	$553	$2,352	$2,241

PREMIUMS AND CONTRACT CHARGES - BY DISTRIBUTION CHANNEL

Allstate agencies (1)	$294	$283	$281	$276	$278	$261	$272	$266	$1,134	$1,077
Workplace enrolling agents	195	195	189	188	180	174	170	170	767	694
Other (2)	121	106	109	115	108	128	117	117	451	470
Total	$610	$584	$579	$579	$566	$563	$559	$553	$2,352	$2,241

PREMIUMS AND CONTRACT CHARGES - BY PRODUCT INCLUDED IN LINCOLN BENEFIT LIFE COMPANY SALE (3)

Underwritten Products
Traditional life insurance premiums	$7	$4	$6	$5	$7	$7	$10	$6	$22	$30
Accident and health insurance premiums	7	6	5	6	6	6	6	6	24	24
Interest-sensitive life insurance contract charges	73	71	70	74	69	80	64	67	288	280
	87	81	81	85	82	93	80	79	334	334
Annuities
Immediate annuities with life contingencies premiums	-	-	-	-	-	-	-	-	-	-
Other fixed annuity contract charges	2	2	1	2	1	2	2	2	7	7
	2	2	1	2	1	2	2	2	7	7
Total	$89	$83	$82	$87	$83	$95	$82	$81	$341	$341

ISSUED LIFE INSURANCE POLICIES BY DISTRIBUTION CHANNEL(4)

Allstate agencies (1)	42,286	35,537	34,074	36,421	50,428	32,076	30,544	29,714	148,318	142,762
Other	146	447	618	879	1,006	766	780	876	2,090	3,428
Total	42,432	35,984	34,692	37,300	51,434	32,842	31,324	30,590	150,408	146,190

ALLSTATE BENEFITS NEW BUSINESS WRITTEN PREMIUMS (5)	$164	$59	$64	$52	$136	$62	$59	$53	$339	$310

(1)                 Includes products directly sold through call centers and internet.

(2)                 Primarily represents independent master brokerage agencies, and to a lesser extent, specialized brokers.

(3)                 Amounts are included in counts above.

(4)                 Excludes Allstate Benefits and non-proprietary products.

(5)                 New business written premiums reflect annualized premiums at initial customer enrollment (including new accounts and new employees or policies of existing accounts), reduced by an estimate for certain policies that are expected to lapse. A significant portion of Allstate Benefits business is seasonally written in the fourth quarter during many clients’ annual employee benefits enrollment.

THE ALLSTATE CORPORATION

CHANGE IN CONTRACTHOLDER FUNDS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

Beginning balance	$24,476	$36,357	$38,807	$39,319	$40,110	$40,832	$41,603	$42,332	$39,319	$42,332

Deposits
Fixed annuities	276	218	281	287	318	272	185	153	1,062	928
Interest-sensitive life insurance	334	330	328	386	357	323	335	332	1,378	1,347
Total deposits	610	548	609	673	675	595	520	485	2,440	2,275

Interest credited	310	321	314	350	362	213	369	379	1,295	1,323

Benefits, withdrawals, maturities and other adjustments
Benefits	(349)	(392)	(399)	(395)	(434)	(341)	(331)	(357)	(1,535)	(1,463)
Surrenders and partial withdrawals	(756)	(807)	(845)	(891)	(1,157)	(941)	(949)	(943)	(3,299)	(3,990)
Maturities of and interest payments on institutional products	-	(1)	(1,797)	(1)	(48)	(1)	(88)	(1)	(1,799)	(138)
Contract charges	(282)	(279)	(274)	(277)	(272)	(264)	(266)	(264)	(1,112)	(1,066)
Net transfers from separate accounts	4	2	5	1	4	3	2	2	12	11
Other adjustments	(47)	10	(63)	28	79	14	(28)	(30)	(72)	35
Total benefits, withdrawals, maturities and other adjustments	(1,430)	(1,467)	(3,373)	(1,535)	(1,828)	(1,530)	(1,660)	(1,593)	(7,805)	(6,611)

Contractholder funds classified as held for sale	338	(11,283)	-	-	-	-	-	-	(10,945)	-

Ending balance	$24,304	$24,476	$36,357	$38,807	$39,319	$40,110	$40,832	$41,603	$24,304	$39,319

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL ANALYSIS OF NET INCOME

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

Benefit spread
Premiums	$332	$306	$307	$303	$299	$291	$291	$287	$1,248	$1,168
Cost of insurance contract charges (1)	184	182	179	180	173	180	173	170	725	696
Contract benefits excluding the implied interest on immediate annuities with life contingencies (2)	(359)	(365)	(341)	(325)	(331)	(318)	(326)	(305)	(1,390)	(1,280)
Total benefit spread	157	123	145	158	141	153	138	152	583	584

Investment spread
Net investment income	637	633	633	635	665	632	663	687	2,538	2,647
Implied interest on immediate annuities with life contingencies (2)	(131)	(133)	(130)	(133)	(133)	(135)	(136)	(134)	(527)	(538)
Interest credited to contractholder funds	(305)	(317)	(311)	(345)	(357)	(215)	(366)	(378)	(1,278)	(1,316)
Total investment spread	201	183	192	157	175	282	161	175	733	793

Surrender charges and contract maintenance expense fees (1)	94	96	93	96	94	92	95	96	379	377
Realized capital gains and losses	14	(16)	57	19	56	(56)	8	(21)	74	(13)
Amortization of deferred policy acquisition costs	(85)	(97)	(71)	(75)	(77)	(146)	(77)	(101)	(328)	(401)
Operating costs and expenses	(145)	(132)	(140)	(148)	(152)	(147)	(135)	(142)	(565)	(576)
Restructuring and related charges	-	(4)	(1)	(2)	-	-	-	-	(7)	-
(Loss) gain on disposition of operations	(44)	(646)	1	2	3	9	3	3	(687)	18
Income tax benefit (expense)	(73)	133	(86)	(61)	(74)	(56)	(61)	(50)	(87)	(241)

Net (loss) income available to common shareholders	$119	$(360)	$190	$146	$166	$131	$132	$112	$95	$541

Benefit spread by product group
Life insurance	$101	$60	$75	$86	$79	$90	$87	$91	$322	$347
Accident and health insurance	78	85	86	89	82	76	72	73	338	303
Annuities	(22)	(22)	(16)	(17)	(20)	(13)	(21)	(12)	(77)	(66)
Total benefit spread	$157	$123	$145	$158	$141	$153	$138	$152	$583	$584

Investment spread by product group
Annuities and institutional products	$95	$100	$88	$59	$85	$39	$71	$97	$342	$292
Life insurance	28	25	25	27	21	23	20	18	105	82
Accident and health insurance	6	6	7	6	6	7	6	6	25	25
Net investment income on investments supporting capital	75	69	67	74	72	64	68	64	285	268
Investment spread before valuation changes on embedded derivatives that are not hedged	204	200	187	166	184	133	165	185	757	667
Valuation changes on derivatives embedded in equity- indexed annuity contracts that are not hedged	(3)	(17)	5	(9)	(9)	149	(4)	(10)	(24)	126
Total investment spread	$201	$183	$192	$157	$175	$282	$161	$175	$733	$793

(1) Reconciliation of contract charges
Cost of insurance contract charges	$184	$182	$179	$180	$173	$180	$173	$170	$725	$696
Surrender charges and contract maintenance expense fees	94	96	93	96	94	92	95	96	379	377
Total contract charges	$278	$278	$272	$276	$267	$272	$268	$266	$1,104	$1,073

(2) Reconciliation of contract benefits
Contract benefits excluding the implied interest on immediate annuities with life contingencies	$(359)	$(365)	$(341)	$(325)	$(331)	$(318)	$(326)	$(305)	$(1,390)	$(1,280)
Implied interest on immediate annuities with life contingencies	(131)	(133)	(130)	(133)	(133)	(135)	(136)	(134)	(527)	(538)
Total contract benefits	$(490)	$(498)	$(471)	$(458)	$(464)	$(453)	$(462)	$(439)	$(1,917)	$(1,818)

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL WEIGHTED AVERAGE INVESTMENT SPREADS

	Three months ended December 31, 2013(1)			Three months ended December 31, 2012

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.2%	3.9%	1.3%	5.1%	4.0%	1.1%
Deferred fixed annuities and institutional products	4.2	2.9	1.3	4.8	3.2	1.6
Immediate fixed annuities with and without life contingencies	7.8	6.0	1.8	6.9	6.1	0.8
Investments supporting capital, traditional life and other products	4.1	n/a	n/a	4.1	n/a	n/a

	Twelve months ended December 31, 2013(1)			Twelve months ended December 31, 2012

	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average	Weighted average
	investment yield	interest crediting rate	investment spreads	investment yield	interest crediting rate	investment spreads

Interest-sensitive life insurance	5.1%	3.8%	1.3%	5.2%	4.0%	1.2%
Deferred fixed annuities and institutional products	4.5	2.9	1.6	4.6	3.2	1.4
Immediate fixed annuities with and without life contingencies	6.9	6.0	0.9	6.9	6.1	0.8
Investments supporting capital, traditional life and other products	4.0	n/a	n/a	4.0	n/a	n/a

(1) For purposes of these calculations, investments, reserves and contractholder funds classified as held for sale are included.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL SUPPLEMENTAL PRODUCT INFORMATION

($ in millions)

	As of December 31, 2013		Twelve months ended December 31, 2013	Twelve months ended
				Dec.	Sept.	June	March	Dec.
		Attributed equity		2013	2013	2013	2013	2012
	Reserves and	excluding unrealized		Operating income return
	Contractholder funds(7)	capital gains/losses (3)(4)	Operating income (5)	on attributed equity (%)

Underwritten products
Life insurance	$14,492	$2,774	$245	9.0%	8.1%	8.6%	8.9%	9.0%
Accident and health insurance	2,142	626	90	14.8	15.5	15.5	13.5	12.7
Subtotal	16,634	3,400	335	10.1	9.4	9.8	9.8	9.7
Annuities and institutional products:
Deferred Annuities	20,202	1,732	211	11.5	12.0	11.3	10.9	9.8
Immediate Annuities:
Sub-standard structured settlements and group pension terminations (1)	5,074	1,089	(5)	(0.5)	(1.3)	(1.8)	(1.9)	(0.7)
Standard structured settlements and SPIA (2)	7,530	615	51	9.1	7.4	5.5	5.1	9.0
Subtotal	12,604	1,704	46	2.8	1.6	0.7	0.4	2.4
Institutional products	89	12	(4)
Subtotal	32,895	3,448	253	7.3	7.1	6.2	6.0	6.5
Loss on sale of Lincoln Benefit Life Company	-	(521)	-
Total Allstate Financial (6)	$49,529	$6,327	$588	9.0	8.6	8.0	7.9	8.0

	Twelve months ended December 31, 2013
	Life	Accident and	Annuities and	Allstate
	insurance	health insurance	institutional products	Financial

Operating income	$245	$90	$253	$588
Realized capital gains and losses, after-tax	(5)	(1)	52	46
Valuation changes on embedded derivatives that are not hedged, after-tax	-	-	(16)	(16)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(4)	-	(1)	(5)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	(1)	-	8	7
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	1	-	(12)	(11)
(Loss) gain on disposition of operations, after-tax	(1)	-	8	7
Loss on sale of Lincoln Benefit Life Company	-	-	-	(521)
Net loss available to common shareholders	$235	$89	$292	$95

(1)

Structured settlement annuities for annuitants with severe injuries or other health impairments which significantly reduced their life expectancy at the time the annuity was issued and group annuity contracts issued to sponsors of terminated pension plans.

(2)

Life-contingent structured settlement annuities for annuitants with standard life expectancy, period certain structured settlements and single premium immediate annuities with and without life contingencies.

(3)	Total Allstate Financial attributed equity is the sum of equity for Allstate Life Insurance Company and the applicable equity for American Heritage Life Investment Corporation.
(4)

Attributed equity is allocated to each product line based on statutory capital adjusted for GAAP reporting differences and the amount of capital held in Allstate Financial may vary from economic capital. The calculation of statutory capital by product incorporates internal factors for invested asset risk, insurance risk (mortality and morbidity), interest rate risk and business risk. Due to the unavailability of final statutory financial statements at the time we release our GAAP financial results, the allocation is derived from prior quarter statutory capital. Statutory capital is adjusted for appropriate GAAP accounting differences. Changes in internal capital factors, investment portfolio mix and risk as well as changes in GAAP and statutory reporting differences will result in changes to the allocation of attributed equity to products.

(5)	Product line operating income includes allocation of income on investments supporting capital. Operating income reflects a trailing twelve-month period.
(6)

Reserves and contractholder funds included with the sale of Lincoln Benefit Life Company transaction and the attributed equity comprise 28% of life insurance and 37% of deferred annuity. Accident and health insurance reserves (long-term care) included with the sale have attributed equity of approximately $27 million and are mostly reinsured with a third party.

(7)	Includes reserves and contractholder funds classified as held for sale.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE (1)

(in thousands)

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2013	2013	2013	2012	2012	2012	2012
ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY PRODUCT

Underwritten products
Life insurance	2,567	2,572	2,574	2,572	2,566	2,564	2,573	2,577
Accident and health insurance	2,342	2,322	2,322	2,338	2,117	2,114	2,094	2,077
	4,909	4,894	4,896	4,910	4,683	4,678	4,667	4,654

Annuities
Deferred annuities	346	353	362	373	385	398	408	421
Immediate annuities	112	112	113	114	114	115	115	115
	458	465	475	487	499	513	523	536

Total	5,367	5,359	5,371	5,397	5,182	5,191	5,190	5,190

ALLSTATE FINANCIAL INSURANCE POLICIES AND ANNUITIES IN FORCE BY SOURCE OF BUSINESS

Allstate Agencies (2)	1,939	1,938	1,936	1,930	1,929	1,924	1,925	1,925
Allstate Benefits	2,762	2,741	2,741	2,757	2,528	2,524	2,506	2,490
Other (3)	666	680	694	710	725	743	759	775

Total	5,367	5,359	5,371	5,397	5,182	5,191	5,190	5,190

INSURANCE POLICIES AND ANNUITIES IN FORCE INCLUDED IN LINCOLN BENEFIT LIFE COMPANY SALE (4)

Life insurance	145	148	150	152	155	156	158	160
Deferred annuities	128	132	138	144	151	156	161	168

Total	273	280	288	296	306	312	319	328

(1)

Allstate Financial insurance policies and annuities in force reflect the number of contracts in force excluding sold blocks of business that remain on the balance sheet due to the dispositions of the business being effected through reinsurance arrangements. Also excluded are long-term care contracts for which the morbidity risk is 100% reinsured. Policy counts associated with our voluntary employee benefits group business reflect certificate counts as opposed to group counts.

(2)	Excludes Allstate Benefits products sold through Allstate Agencies, which are included in the Allstate Benefits line.
(3)	Primarily business sold by independent master brokerage agencies, banks/broker-dealers and specialized structured settlement brokers.
(4)	Amounts are included in counts above.

THE ALLSTATE CORPORATION

ALLSTATE LIFE AND RETIREMENT AND ALLSTATE BENEFITS RESULTS AND PRODUCT INFORMATION

($ in millions)

	For the twelve months ended December 31, 2013			For the twelve months ended December 31, 2012			For the twelve months ended December 31, 2011

			Allstate			Allstate			Allstate
	Allstate Life and	Allstate	Financial	Allstate Life and	Allstate	Financial	Allstate Life and	Allstate	Financial
	Retirement	Benefits	Segment	Retirement	Benefits	Segment	Retirement	Benefits	Segment

Premiums	$518	$730	$1,248	$505	$663	$1,168	$539	$651	$1,190
Contract charges	1,009	95	1,104	987	86	1,073	968	80	1,048
Net investment income	2,466	72	2,538	2,575	72	2,647	2,645	71	2,716
Periodic settlements and accruals on non-hedge derivative instruments	17	-	17	55	-	55	70	-	70
Contract benefits	(1,512)	(405)	(1,917)	(1,434)	(384)	(1,818)	(1,417)	(344)	(1,761)
Interest credited to contractholder funds	(1,219)	(35)	(1,254)	(1,399)	(35)	(1,434)	(1,583)	(34)	(1,617)
Amortization of deferred policy acquisition costs	(228)	(102)	(330)	(261)	(89)	(350)	(267)	(76)	(343)
Operating costs and expenses	(366)	(199)	(565)	(389)	(187)	(576)	(366)	(189)	(555)
Restructuring and related charges	(6)	(1)	(7)	-	-	-	(1)	-	(1)
Income tax expense on operations	(192)	(54)	(246)	(191)	(45)	(236)	(185)	(55)	(240)

Operating income	487	101	588	448	81	529	403	104	507

Realized capital gains and losses, after-tax	47	(1)	46	(10)	2	(8)	248	2	250
Valuation changes on embedded derivatives that are not hedged, after-tax	(16)	-	(16)	82	-	82	(12)	-	(12)
DAC and DSI amortization relating to realized capital gains and losses and valuation changes on embedded derivatives that are not hedged, after-tax	(5)	-	(5)	(42)	-	(42)	(108)	-	(108)
DAC and DSI unlocking relating to realized capital gains and losses, after-tax	7	-	7	4	-	4	3	-	3
Reclassification of periodic settlements and accruals on non-hedge derivative instruments, after-tax	(11)	-	(11)	(36)	-	(36)	(45)	-	(45)
(Loss) gain on disposition of operations, after-tax	(514)	-	(514)	12	-	12	(5)	-	(5)

Net (loss) income	$(5)	$100	$95	$458	$83	$541	$484	$106	$590

Premiums and Contract Charges - by Product

Underwritten Product
Traditional life insurance premiums	$455	$36	$491	$434	$36	$470	$406	$35	$441
Accident and health insurance premiums	26	694	720	26	627	653	27	616	643
Interest-sensitive life insurance contract charges	991	95	1,086	969	86	1,055	935	80	1,015
	1,472	825	2,297	1,429	749	2,178	1,368	731	2,099
Annuities
Immediate annuities with life contingencies premiums	37	-	37	45	-	45	106	-	106
Other fixed annuity contract charges	18	-	18	18	-	18	33	-	33
	55	-	55	63	-	63	139	-	139
Total life and annuity premiums and contract charges	$1,527	$825	$2,352	$1,492	$749	$2,241	$1,507	$731	$2,238

Benefit Spread by Product Group
Life Insurance	$301	$21	$322	$330	$17	$347	$338	$17	$355
Accident and health insurance	(18)	356	338	(9)	312	303	(9)	338	329
Annuities	(77)	-	(77)	(66)	-	(66)	(55)	-	(55)
Total benefit spread	$206	$377	$583	$255	$329	$584	$274	$355	$629

Investment Spread by Product Group
Annuities and institutional products	$342	$-	$342	$292	$-	$292	$188	$-	$188
Life insurance	93	12	105	72	10	82	42	12	54
Accident and health insurance	14	11	25	13	12	25	8	11	19
Allstate Bank products	-	-	-	-	-	-	22	-	22
Net investment income on investments supporting capital	271	14	285	253	15	268	251	14	265
Investment spread before valuation changes on embedded derivatives that are not hedged	720	37	757	630	37	667	511	37	548
Valuation changes on derivatives embedded in equity-indexed annuity contracts that are not hedged	(24)	-	(24)	126	-	126	(18)	-	(18)
Total investment spread	$696	$37	$733	$756	$37	$793	$493	$37	$530

THE ALLSTATE CORPORATION

CORPORATE AND OTHER RESULTS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

Net investment income	$7	$8	$8	$7	$6	$9	$11	$11	$30	$37
Operating costs and expenses (1)	(258)	(159)	(106)	(95)	(96)	(90)	(107)	(86)	(618)	(379)
Income tax benefit on operations	90	58	37	35	35	34	33	34	220	136
Preferred stock dividends	(11)	(6)	-	-	-	-	-	-	(17)	-

Operating loss	(172)	(99)	(61)	(53)	(55)	(47)	(63)	(41)	(385)	(206)

Realized capital gains and losses, after-tax	(1)	1	-	-	3	-	-	-	-	3
Loss on extinguishment of debt, after-tax	(1)	(6)	(312)	-	-	-	-	-	(319)	-
Postretirement benefits curtailment gain, after-tax	-	118	-	-	-	-	-	-	118	-
Net (loss) income available to common shareholders	$(174)	$14	$(373)	$(53)	$(52)	$(47)	$(63)	$(41)	$(586)	$(203)

(1)	Includes pension settlement loss of $231 million recorded for the twelve months ended December 31, 2013.

THE ALLSTATE CORPORATION

INVESTMENTS

($ in millions)

	PROPERTY-LIABILITY					ALLSTATE FINANCIAL

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2013	2013	2013	2013	2012	2013	2013(1)	2013	2013	2012

Fixed income securities, at fair value:
Tax-exempt	$4,711	$5,484	$5,754	$6,470	$7,419	$2	$1	$2	$2	$3
Taxable	24,867	22,920	22,359	22,635	22,262	29,646	30,216	41,347	45,176	45,793
Equity securities, at fair value	4,396	4,156	3,932	4,037	3,671	701	656	573	402	366
Mortgage loans	429	431	479	488	493	4,292	4,386	5,934	5,946	6,077
Limited partnership interests	2,898	3,043	2,991	2,994	2,991	2,064	2,044	1,946	1,933	1,924
Short-term, at fair value	1,002	1,056	1,182	1,171	912	668	629	821	1,391	907
Other	1,335	1,102	813	600	467	1,732	1,672	1,958	2,003	1,929
Total	$39,638	$38,192	$37,510	$38,395	$38,215	$39,105	$39,604	$52,581	$56,853	$56,999

Fixed income securities, at amortized cost:
Tax-exempt	$4,625	$5,367	$5,617	$6,168	$7,061	$2	$1	$2	$2	$3
Taxable	24,424	22,464	21,930	21,721	21,311	28,295	28,648	39,371	41,582	42,043
Ratio of fair value to amortized cost	101.8%	102.1%	102.1%	104.4%	104.6%	104.8%	105.5%	105.0%	108.6%	108.9%
Equity securities, at cost	$3,866	$3,769	$3,702	$3,449	$3,250	$607	$601	$535	$328	$327
Short-term, at amortized cost	1,002	1,056	1,182	1,171	912	668	629	821	1,391	907

	CORPORATE AND OTHER					CONSOLIDATED

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2013	2013	2013	2013	2012	2013	2013	2013	2013	2012

Fixed income securities, at fair value:
Tax-exempt	$570	$576	$578	$604	$616	$5,283	$6,061	$6,334	$7,076	$8,038
Taxable	1,114	1,098	999	919	924	55,627	54,234	64,705	68,730	68,979
Equity securities, at fair value	-	-	-	-	-	5,097	4,812	4,505	4,439	4,037
Mortgage loans	-	-	-	-	-	4,721	4,817	6,413	6,434	6,570
Limited partnership interests	5	4	4	4	7	4,967	5,091	4,941	4,931	4,922
Short-term, at fair value	723	1,009	643	607	517	2,393	2,694	2,646	3,169	2,336
Other	-	-	-	-	-	3,067	2,774	2,771	2,603	2,396
Total	$2,412	$2,687	$2,224	$2,134	$2,064	$81,155	$80,483	$92,315	$97,382	$97,278

Fixed income securities, at amortized cost:
Tax-exempt	$552	$556	$558	$572	$580	$5,179	$5,924	$6,177	$6,742	$7,644
Taxable	1,110	1,093	997	912	917	53,829	52,205	62,298	64,215	64,271
Ratio of fair value to amortized cost	101.3%	101.5%	101.4%	102.6%	102.9%	103.2%	103.7%	103.7%	106.8%	107.1%
Equity securities, at cost	$-	$-	$-	$-	$-	$4,473	$4,370	$4,237	$3,777	$3,577
Short-term, at amortized cost	723	1,009	643	607	517	2,393	2,694	2,646	3,169	2,336

(1)	Excludes investments classified as held for sale that totaled $12.0 billion and $12.2 billion as of December 31, 2013 and September 30, 2013 respectively.

THE ALLSTATE CORPORATION

INVESTMENT PORTFOLIO DETAILS

($ in millions)

	Financial statement classification as of December 31, 2013

				Limited
	Fixed income	Equity	Mortgage	partnership	Short-
	securities	securities	loans	interests	term	Other	Total

Infrastructure and real assets
Infrastructure and real assets - debt (1)	$10,388	$-	$-	$-	$-	$-	$10,388
Infrastructure and real assets - equity	-	746	-	526	-	-	1,272
Infrastructure and real assets - other (2)	-	-	-	-	-	169	169
	10,388	746	-	526	-	169	11,829
Real estate
Real estate - debt	2,304	-	4,721	-	-	-	7,025
Real estate - equity	-	173	-	1,687	-	126	1,986
Tax credit funds	-	-	-	626	-	-	626
	2,304	173	4,721	2,313	-	126	9,637
Consumer goods (cyclical and non-cyclical) (1)	9,329	786	-	-	-	-	10,115
Banking & financial services
Banking	3,381	192	-	-	-	-	3,573
Financial services (1)	3,074	224	-	-	-	-	3,298
Credit card and student loan ABS	1,178	-	-	-	-	-	1,178
Consumer auto ABS	1,244	-	-	-	-	-	1,244
	8,877	416	-	-	-	-	9,293
Municipal - General obligation, revenue and taxable	8,723	-	-	-	-	-	8,723
Government & agencies
U.S. government and agencies	2,913	-	-	-	752	-	3,665
Foreign government	1,482	-	-	-	-	-	1,482
	4,395	-	-	-	752	-	5,147
Technology and communications
Communications	2,939	238	-	-	-	-	3,177
Technology	2,279	293	-	-	-	-	2,572
	5,218	531	-	-	-	-	5,749
Capital goods	4,420	295	-	-	-	-	4,715
Basic & other industries
Basic industry	2,442	184	-	-	-	-	2,626
Other industries (1)	734	-	-	-	-	-	734
	3,176	184	-	-	-	-	3,360
Transportation (1)	1,642	95	-	-	-	-	1,737
ABS other	2,096	-	-	-	-	-	2,096
Private equity	-	-	-	2,036	-	-	2,036
Emerging markets
Fixed income funds	-	543	-	-	-	-	543
Foreign government	342	-	-	-	-	-	342
Equity index based funds	-	547	-	-	-	-	547
	342	1,090	-	-	-	-	1,432
Other equity market index based funds	-	781	-	-	-	-	781
Other funds	-	-	-	92	-	-	92
Other (3)	-	-	-	-	1,641	2,772	4,413
Total investments	$60,910	$5,097	$4,721	$4,967	$2,393	$3,067	$81,155

(1)	Includes municipal bonds
(2)	Direct ownership of timber was previously reported as a limited partnership.
(3)	Other includes derivatives, policy loans, agent loans, bank loans and short-term investments.

THE ALLSTATE CORPORATION

LIMITED PARTNERSHIP INVESTMENTS

($ in millions)

	As of or for the three months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,
	2013	2013	2013	2013	2012	2012	2012	2012

Investment position
Accounting basis
Cost method	$1,443	$1,435	$1,441	$1,425	$1,406	$1,456	$1,363	$1,278
Equity method (1)	3,524	3,656	3,500	3,506	3,516	3,518	3,331	3,359
Total	$4,967	$5,091	$4,941	$4,931	$4,922	$4,974	$4,694	$4,637

Cost method-fair value (2)	$1,835	$1,806	$1,795	$1,748	$1,714	$1,756	$1,656	$1,534

Underlying investment
Private equity / debt funds	$2,562	$2,485	$2,457	$2,423	$2,351	$2,300	$2,072	$1,995
Real estate funds	1,687	1,666	1,658	1,635	1,563	1,524	1,358	1,230
Other (3)	718	940	826	873	1,008	1,150	1,264	1,412
Total	$4,967	$5,091	$4,941	$4,931	$4,922	$4,974	$4,694	$4,637

Segment
Property-Liability	$2,898	$3,043	$2,991	$2,994	$2,991	$3,106	$2,877	$2,889
Allstate Financial	2,064	2,044	1,946	1,933	1,924	1,860	1,806	1,729
Corporate and Other	5	4	4	4	7	8	11	16
Total	$4,967	$5,091	$4,941	$4,931	$4,922	$4,974	$4,694	$4,637

Total Income
Accounting basis
Cost method	$80	$48	$45	$26	$58	$17	$23	$13
Equity method	122	58	81	81	52	5	84	96
Total (3)	$202	$106	$126	$107	$110	$22	$107	$109

Underlying investment
Private equity / debt funds	$140	$68	$58	$68	$83	$18	$73	$72
Real estate funds	61	49	77	34	36	17	39	31
Other (4)	1	(11)	(9)	5	(9)	(13)	(5)	6
Total	$202	$106	$126	$107	$110	$22	$107	$109

Segment
Property-Liability	$130	$69	$89	$77	$68	$11	$68	$41
Allstate Financial	71	37	37	30	42	11	39	67
Corporate and Other	1	-	-	-	-	-	-	1
Total	$202	$106	$126	$107	$110	$22	$107	$109

(1)                 As of December 31, 2013, valuations of EMA limited partnerships include approximately $450 million of cumulative pre-tax appreciation that has been recognized in earnings but has not been distributed to investors.

(2)                 The fair value of cost method limited partnerships is determined using reported net asset values of the underlying funds.

(3)                 Higher EMA limited partnership income resulted from favorable equity and real estate valuations which increased the carrying value of the partnerships, while cost method limited partnerships experienced an increase in earnings distributed by the partnerships.

THE ALLSTATE CORPORATION

UNREALIZED NET CAPITAL GAINS AND LOSSES ON SECURITY PORTFOLIO BY TYPE

($ in millions)

	December 31, 2013			September 30, 2013			June 30, 2013

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)

Fixed income securities
U.S. government and agencies	$122	$2,913	104.4	$156	$2,881	105.7	$203	$3,204	106.8
Municipal	277	8,723	103.3	365	9,611	103.9	496	10,716	104.9
Corporate	1,272	40,603	103.2	1,412	39,697	103.7	1,647	47,616	103.6
Foreign government	88	1,824	105.1	108	1,939	105.9	125	2,224	106.0
Asset-backed securities (“ABS”)	27	4,518	100.6	32	3,421	100.9	9	3,476	100.3
Residential mortgage-backed securities (“RMBS”)	71	1,474	105.1	57	1,844	103.2	62	2,485	102.6
Commercial mortgage-backed securities (“CMBS”)	41	829	105.2	31	875	103.7	18	1,291	101.4
Redeemable preferred stock	4	26	118.2	5	27	122.7	4	27	117.4
Total fixed income securities	1,902	60,910	103.2	2,166	60,295	103.7	2,564	71,039	103.7

Equity securities	624	5,097	114.0	442	4,812	110.1	268	4,505	106.3
Short-term investments	-	2,393	100.0	-	2,694	100.0	-	2,646	100.0
Derivatives	(18)	269	n/a	(19)	217	n/a	(12)	200	n/a
EMA limited partnership interests (2)	(3)	n/a	n/a	(3)	n/a	n/a	-	n/a	n/a
Investments classified as held for sale	190	n/a	n/a	244	n/a	n/a	-	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$2,695			$2,830			$2,820

Amounts recognized for:
Insurance reserves (3)	-			-			(76)
DAC and DSI (4)	(158)			(189)			(199)
Amounts recognized	(158)			(189)			(275)
Deferred income taxes	(891)			(927)			(894)
Unrealized net capital gains and losses, after-tax	$1,646			$1,714			$1,651

	March 31, 2013			December 31, 2012			September 30, 2012

	Unrealized net		Fair value	Unrealized net		Fair value	Unrealized net		Fair value
	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of	capital gains	Fair	as a percent of
	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)	and losses	value	amortized cost (1)
Fixed income securities
U.S. government and agencies	$297	$4,257	107.5	$326	$4,713	107.4	$371	$4,772	108.4
Municipal	929	11,862	108.5	930	13,069	107.7	922	13,970	107.1
Corporate	3,300	49,567	107.1	3,594	48,537	108.0	3,810	48,154	108.6
Foreign government	200	2,365	109.2	227	2,517	109.9	240	2,255	111.9
ABS	18	3,597	100.5	1	3,624	100.0	(30)	3,673	99.2
RMBS	65	2,750	102.4	32	3,032	101.1	4	3,348	100.1
CMBS	36	1,381	102.7	(12)	1,498	99.2	(25)	1,530	98.4
Redeemable preferred stock	4	27	117.4	4	27	117.4	5	27	122.7
Total fixed income securities	4,849	75,806	106.8	5,102	77,017	107.1	5,297	77,729	107.3

Equity securities	662	4,439	117.5	460	4,037	112.9	447	3,876	113.0
Short-term investments	-	3,169	100.0	-	2,336	100.0	-	2,825	100.0
Derivatives	(19)	223	n/a	(22)	133	n/a	(19)	251	n/a
EMA limited partnership interests (2)	8	n/a	n/a	7	n/a	n/a	6	n/a	n/a
Investments classified as held for sale	-	n/a	n/a	-	n/a	n/a	-	n/a	n/a
Unrealized net capital gains and losses, pre-tax	$5,500			$5,547			$5,731

Amounts recognized for:
Insurance reserves (3)	(623)			(771)			(876)
DAC and DSI (4)	(404)			(412)			(420)
Amounts recognized	(1,027)			(1,183)			(1,296)
Deferred income taxes	(1,568)			(1,530)			(1,555)
Unrealized net capital gains and losses, after-tax	$2,905			$2,834			$2,880

(1)                 The comparison of percentages from period to period may be distorted by investment transactions such as sales, purchases and impairment write-downs.

(2)                 Unrealized net capital gains and losses for limited partnership interest represent the Company’s share of Equity Method of Accounting (“EMA”) limited partnerships’ other comprehensive income.  Fair value and amortized cost are not applicable.

(3)                 The insurance reserves adjustment represents the amount by which the reserve balance would increase if the net unrealized gains in the applicable product portfolios were realized and reinvested at current lower interest rates, resulting in a premium deficiency.  Although we evaluate premium deficiencies on the combined performance of our life insurance and immediate annuities with life contingencies, the adjustment primarily relates to structured settlement annuities with life contingencies, in addition to annuity buy-outs and certain payout annuities with life contingencies.

(4)                 The DAC and DSI adjustment balance represents the amount by which the amortization of DAC and DSI would increase or decrease if the unrealized gains or losses in the respective product portfolios were realized.

THE ALLSTATE CORPORATION

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

NET INVESTMENT INCOME
Fixed income securities	$698	$721	$740	$762	$793	$817	$818	$806	$2,921	$3,234
Equity securities	55	30	39	25	53	29	24	21	149	127
Mortgage loans	82	99	93	98	97	92	92	93	372	374
Limited partnership interests	202	106	126	107	110	22	107	109	541	348
Short-term	1	1	1	2	2	2	1	1	5	6
Other	41	44	39	37	35	33	34	30	161	132
Sub-total	1,079	1,001	1,038	1,031	1,090	995	1,076	1,060	4,149	4,221
Less: Investment expense	(53)	(51)	(54)	(48)	(57)	(55)	(50)	(49)	(206)	(211)
Net investment income	$1,026	$950	$984	$983	$1,033	$940	$1,026	$1,011	$3,943	$4,010

PRE-TAX YIELDS (1)
Fixed income securities	4.1%	4.2%	4.2%	4.3%	4.4%	4.5%	4.4%	4.4%	4.2%	4.4%
Equity securities	4.9	2.8	3.9	2.8	6.1	3.4	2.8	2.2	3.6	3.5
Mortgage loans	5.3	6.2	5.8	6.0	5.7	5.4	5.2	5.2	5.9	5.4
Limited partnership interests	15.9	8.6	10.2	8.7	8.9	1.8	9.2	9.3	10.9	7.3
Total portfolio	4.8	4.5	4.6	4.5	4.7	4.3	4.6	4.6	4.6	4.6

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(11)	$(18)	$(33)	$(10)	$(54)	$(43)	$(49)	$(39)	$(72)	$(185)
Change in intent write-downs	(19)	(70)	(27)	(27)	-	(3)	(1)	(44)	(143)	(48)
Net other-than-temporary impairment losses recognized in earnings	(30)	(88)	(60)	(37)	(54)	(46)	(50)	(83)	(215)	(233)
Sales	180	59	408	172	261	(24)	70	229	819	536
Valuation of derivative instruments	(5)	-	3	(4)	(12)	-	(10)	11	(6)	(11)
Settlements of derivative instruments	(3)	(12)	11	-	9	(2)	17	11	(4)	35
Total	$142	$(41)	$362	$131	$204	$(72)	$27	$168	$594	$327

TOTAL RETURN ON INVESTMENT PORTFOLIO (2)	1.1%	1.0%	(1.5)%	1.2%	1.1%	2.4%	1.8%	2.0%	1.8%	7.3%

AVERAGE INVESTMENT BALANCES (in billions) (3)	$78.3	$83.7	$90.7	$91.8	$92.2	$92.9	$93.2	$93.1	$84.5	$92.7

(1)                Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses and include investments classified as held for sale.  Excluding investments classified as held for sale, pre-tax yield was 4.8% for the three months ended December 31, 2013.

(2)                Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances. For purposes of the total return calculation, investments classified as held for sale are included.  Excluding investments classified as held for sale, total return on investment portfolio was 1.2% for the three months ended December 31, 2013.

(3)                Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the beginning of the year and the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded and investments classified as held for sale are included.

THE ALLSTATE CORPORATION

PROPERTY-LIABILITY

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended							Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2013	2012
NET INVESTMENT INCOME
Fixed income securities:
Tax-exempt	$35	$44	$53	$61	$71	$81	$82	$193	$321
Taxable	178	175	178	188	188	194	192	719	752
Equity securities	51	26	36	23	49	28	22	136	118
Mortgage loans	4	6	5	5	5	5	5	20	21
Limited partnership interests (1)	130	69	89	77	68	11	68	365	188
Short-term	1	1	-	1	2	-	1	3	4
Other	11	11	8	8	5	4	3	38	14
Subtotal	410	332	369	363	388	323	373	1,474	1,418
Less: Investment expense	(28)	(23)	(26)	(22)	(26)	(24)	(21)	(99)	(92)
Net investment income	$382	$309	$343	$341	$362	$299	$352	$1,375	$1,326
Net investment income, after-tax	$273	$225	$259	$241	$258	$220	$254	$998	$964

PRE-TAX YIELDS (2)
Fixed income securities:
Tax-exempt	2.8%	3.2%	3.6%	3.7%	3.9%	4.2%	4.4%	3.4%	4.3%
Equivalent yield for tax-exempt	4.1	4.7	5.2	5.4	5.7	6.1	6.4	5.0	6.3
Taxable	3.0	3.2	3.3	3.5	3.6	3.7	3.7	3.2	3.7
Equity securities	5.3	2.8	4.0	2.8	6.1	3.3	2.7	3.8	3.5
Mortgage loans	4.1	4.4	4.2	4.3	4.1	4.3	4.2	4.2	4.3
Limited partnership interests	17.4	9.3	11.8	10.4	8.9	1.5	9.5	12.2	6.3
Total portfolio	4.3	3.6	4.0	4.0	4.3	3.6	4.2	4.0	3.9

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY ASSET TYPE
Fixed income securities:
Tax-exempt	$35	$14	$39	$47	$23	$8	$(4)	$135	$52
Taxable	44	21	17	43	98	1	15	125	109
Equity securities	58	(56)	252	28	25	(14)	13	282	183
Limited partnership interests	(1)	2	(5)	5	1	-	1	1	13
Derivatives and other	(8)	(7)	2	(11)	(4)	(11)	(6)	(24)	(22)
Total	$128	$(26)	$305	$112	$143	$(16)	$19	$519	$335

REALIZED CAPITAL GAINS AND LOSSES
(PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(6)	$(8)	$(17)	$(8)	$(41)	$(31)	$(43)	$(39)	$(134)
Change in intent write-downs	(15)	(63)	(26)	(20)	-	(2)	(1)	(124)	(31)
Net other-than-temporary impairment losses recognized in earnings	(21)	(71)	(43)	(28)	(41)	(33)	(44)	(163)	(165)
Sales	157	52	346	151	187	27	60	706	511
Valuation of derivative instruments	(5)	5	(3)	-	(2)	3	1	(3)	5
Settlements of derivative instruments	(3)	(12)	5	(11)	(1)	(13)	2	(21)	(16)
Total	$128	$(26)	$305	$112	$143	$(16)	$19	$519	$335

AVERAGE INVESTMENT BALANCES (in billions) (3)	$37.9	$37.0	$36.7	$36.5	$36.3	$36.1	$35.8	$37.3	$35.9

(1)                      As of December 31, 2013, Property-Liability has commitments to invest in additional limited partnership interests totaling $1.48 billion.

(2)                      Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year.  Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses.

(3)                      Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the end of each quarter during the year.  For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded.

THE ALLSTATE CORPORATION

ALLSTATE FINANCIAL

NET INVESTMENT INCOME, YIELDS AND REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX)

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012

NET INVESTMENT INCOME
Fixed income securities	$480	$497	$503	$506	$527	$532	$534	$531	$1,986	$2,124
Equity securities	4	4	3	2	4	1	2	2	13	9
Mortgage loans	78	93	88	93	92	87	87	87	352	353
Limited partnership interests (1)	71	37	37	30	42	11	39	67	175	159
Short-term	-	-	-	1	-	1	-	-	1	1
Other	28	28	30	28	29	29	29	27	114	114
Subtotal	661	659	661	660	694	661	691	714	2,641	2,760
Less: Investment expense	(24)	(26)	(28)	(25)	(29)	(29)	(28)	(27)	(103)	(113)
Net investment income	$637	$633	$633	$635	$665	$632	$663	$687	$2,538	$2,647
Net investment income, after-tax	$424	$423	$422	$424	$440	$420	$437	$455	$1,693	$1,752

PRE-TAX YIELDS (2)
Fixed income securities	5.0%	5.1%	5.0%	4.8%	5.0%	4.9%	4.9%	4.8%	5.0%	4.9%
Equity securities	2.8	2.4	3.0	2.6	6.2	4.5	5.2	3.9	2.7	4.8
Mortgage loans	5.4	6.4	5.9	6.2	5.9	5.5	5.3	5.2	6.0	5.5
Limited partnership interests	13.8	7.4	7.8	6.1	8.9	2.4	8.8	16.0	8.8	8.9
Total portfolio	5.3	5.2	5.1	5.0	5.2	4.9	5.0	5.2	5.1	5.1

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY ASSET TYPE
Fixed income securities	$8	$(12)	$23	$(18)	$54	$(59)	$(5)	$(49)	$1	$(59)
Equity securities	8	5	31	1	1	(1)	-	-	45	-
Mortgage loans	1	(6)	(6)	31	3	(3)	9	(1)	20	8
Limited partnership interests	(3)	-	(3)	-	(1)	-	2	(1)	(6)	-
Derivatives and other	-	(3)	12	5	(1)	7	2	30	14	38
Total	$14	$(16)	$57	$19	$56	$(56)	$8	$(21)	$74	$(13)

REALIZED CAPITAL GAINS AND LOSSES (PRE-TAX) BY TRANSACTION TYPE
Impairment write-downs	$(5)	$(10)	$(16)	$(2)	$(13)	$(12)	$(6)	$(20)	$(33)	$(51)
Change in intent write-downs	(4)	(7)	(1)	(7)	-	(1)	-	(16)	(19)	(17)
Net other-than-temporary impairment losses recognized in earnings	(9)	(17)	(17)	(9)	(13)	(13)	(6)	(36)	(52)	(68)
Sales	23	6	62	21	69	(51)	10	(8)	112	20
Valuation of derivative instruments	-	(5)	6	(4)	(10)	(3)	(11)	8	(3)	(16)
Settlements of derivative instruments	-	-	6	11	10	11	15	15	17	51
Total	$14	$(16)	$57	$19	$56	$(56)	$8	$(21)	$74	$(13)

AVERAGE INVESTMENT BALANCES (in billions) (3)	$37.8	$44.3	$51.9	$53.2	$53.7	$54.5	$55.0	$55.3	$44.8	$54.6

(1)	As of December 31, 2013, Allstate Financial has commitments to invest in additional limited partnership interests totaling $1.37 billion.
(2)

Pre-tax yields are calculated as annualized investment income before investment expense (including dividend income in the case of equity securities) divided by the average of investment balances at the end of each quarter during the year. Investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses and include investments classified as held for sale. Excluding investments classified as held for sale, pre-tax yield was 5.5% for the three months ended December 31, 2013.

(3)

Average investment balances for the quarter are calculated as the average of the current and prior quarter investment balances. Year-to-date average investment balances are calculated as the average of investment balances at the end of each quarter during the year. For purposes of the average investment balances calculation, unrealized capital gains and losses are excluded and investments classified as held for sale are included.

THE ALLSTATE CORPORATION

INVESTMENT RESULTS

($ in millions)

	Three months ended								Twelve months ended

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	Dec. 31,
	2013	2013	2013	2013	2012	2012	2012	2012	2013	2012
Consolidated investment portfolio
Interest-bearing (1)	$70,796	$70,423	$82,729	$87,890	$88,194	$89,558	$88,836	$88,390	$70,796	$88,194
Equity/owned (2)	10,359	10,060	9,586	9,492	9,084	8,958	8,484	8,619	10,359	9,084
Total	$81,155	$80,483	$92,315	$97,382	$97,278	$98,516	$97,320	$97,009	$81,155	$97,278

Consolidated portfolio total return (3)
Interest-bearing	0.6%	0.8%	(1.4)%	0.8%	0.9%	2.3%	1.8%	1.4%	0.8%	6.4%
Equity/owned	0.6	0.3	-	0.4	0.3	0.2	-	0.6	1.3	1.1
Investment Expenses	(0.1)	(0.1)	(0.1)	-	(0.1)	(0.1)	-	-	(0.3)	(0.2)
Total	1.1	1.0	(1.5)	1.2	1.1	2.4	1.8	2.0	1.8	7.3

Consolidated portfolio total return (3)
Income	1.1%	1.0%	1.0%	1.0%	1.1%	1.0%	1.0%	1.0%	4.1%	4.1%
Valuation	-	-	(2.5)	0.2	-	1.4	0.8	1.0	(2.3)	3.2
Total	1.1	1.0	(1.5)	1.2	1.1	2.4	1.8	2.0	1.8	7.3

Consolidated net investment income
Interest-bearing (4)	$819	$861	$868	$895	$924	$940	$941	$927	$3,443	$3,732
Equity/owned	260	140	170	136	166	55	135	133	706	489
Investment expenses	(53)	(51)	(54)	(48)	(57)	(55)	(50)	(49)	(206)	(211)
Total	$1,026	$950	$984	$983	$1,033	$940	$1,026	$1,011	$3,943	$4,010

Consolidated Interest-bearing pre-tax yield (5)	4.1%	4.3%	4.3%	4.3%	4.4%	4.4%	4.4%	4.4%	4.2%	4.4%

Property-Liability net investment income
Interest-bearing excluding prepayment premiums and litigation proceeds	$218	$229	$234	$246	$260	$275	$279	$273	$927	$1,087
Prepayment premiums and litigation proceeds	9	4	10	15	10	7	3	-	38	20
Total Interest-bearing	227	233	244	261	270	282	282	273	965	1,107
Equity/owned	183	99	125	102	118	41	91	61	509	311
Investment expenses	(28)	(23)	(26)	(22)	(26)	(24)	(21)	(21)	(99)	(92)
Total	382	309	343	341	362	299	352	313	1,375	1,326
Less: prepayment premiums and litigation proceeds	9	4	10	15	10	7	3	-	38	20
Total excluding prepayment premiums and litigation proceeds	$373	$305	$333	$326	$352	$292	$349	$313	$1,337	$1,306

Property-Liability interest-bearing pre-tax yield	2.9%	3.1%	3.2%	3.5%	3.6%	3.8%	3.8%	3.8%	3.2%	3.8%

Property-Liability interest-bearing pre-tax yield excluding prepayment premiums and litigation proceeds	2.8%	3.0%	3.1%	3.3%	3.5%	3.7%	3.8%	3.8%	3.1%	3.7%

Allstate Financial net investment income
Interest-bearing excluding prepayment premiums and litigation proceeds	$569	$584	$591	$599	$619	$630	$640	$643	$2,343	$2,532
Prepayment premiums and litigation proceeds	15	32	27	27	27	17	7	-	101	51
Total interest-bearing	584	616	618	626	646	647	647	643	2,444	2,583
Equity/owned	77	43	43	34	48	14	44	71	197	177
Investment expenses	(24)	(26)	(28)	(25)	(29)	(29)	(28)	(27)	(103)	(113)
Total	637	633	633	635	665	632	663	687	2,538	2,647
Less: prepayment premiums and litigation proceeds	15	32	27	27	27	17	7	-	101	51
Total excluding prepayment premiums and litigation proceeds	$622	$601	$606	$608	$638	$615	$656	$687	$2,437	$2,596

Allstate Financial interest-bearing pre-tax yield	5.0%	5.2%	5.0%	4.9%	5.0%	4.9%	4.9%	4.8%	5.0%	4.9%

Allstate Financial interest-bearing pre-tax yield excluding prepayment premiums and litigation proceeds	4.8%	4.9%	4.8%	4.7%	4.8%	4.8%	4.8%	4.8%	4.8%	4.8%

(1)           Includes fixed income securities, mortgage loans, short-term and other investments.

(2)           Includes limited partnership interests, equity securities and real estate.

(3)           Total return on investment portfolio is calculated from GAAP results including the total of net investment income, realized capital gains and losses, the change in unrealized net capital gains and losses, and the change in the difference between fair value and carrying value of mortgage loans and cost method limited partnerships, divided by the average fair value balances. For purposes of the total return calculation, investments classified as held for sale are included.

(4)           Consolidated interest-bearing net investment income excluding investments classified as held for sale totaled $691 million for the three months ended December 31, 2013.

(5)           Pre-tax interest-bearing yield is calculated as annualized interest-bearing investment income before investment expense divided by the average of interest-bearing investment balances at the end of each quarter during the year.  Interest-bearing investment balances, for purposes of the pre-tax yield calculation, exclude unrealized capital gains and losses and include investments classified as held for sale.  Excluding investments classified as held for sale, pre-tax consolidated interest-bearing yield was 4.1% for the three months ended December 31, 2013.

Definitions of Non-GAAP Measures

We believe that investors’ understanding of Allstate’s performance is enhanced by our disclosure of the following non-GAAP measures.  Our methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income available to common shareholders, excluding:

- realized capital gains and losses, after-tax, except for periodic settlements and accruals on non-hedge derivative instruments, which are reported with realized capital gains and losses but included in operating income,

- valuation changes on embedded derivatives that are not hedged, after-tax,

- amortization of deferred acquisition costs (“DAC”) and deferred sales inducements (“DSI”), to the extent they resulted from the recognition of certain realized capital gains and losses or valuation changes on embedded derivatives that are not hedged, after-tax,

- business combination expenses and the amortization of purchased intangible assets, after-tax,

- gain (loss) on disposition of operations, after-tax, and

- adjustments for other significant non-recurring, infrequent or unusual items, when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, or (b) there has been no similar charge or gain within the prior two years.

Net income available to common shareholders is the GAAP measure that is most directly comparable to operating income.   We use operating income as an important measure to evaluate our results of operations.  We believe that the measure provides investors with a valuable measure of the Company’s ongoing performance because it reveals trends in our insurance and financial services business that may be obscured by the net effect of realized capital gains and losses, valuation changes on embedded derivatives that are not hedged, business combination expenses and the amortization of purchased intangible assets, gain (loss) on disposition of operations and adjustments for other significant non-recurring, infrequent or unusual items.  Realized capital gains and losses, valuation changes on embedded derivatives that are not hedged and gain (loss) on disposition of operations may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions, the timing of which is unrelated to the insurance underwriting process.  Consistent with our intent to protect results or earn additional income, operating income includes periodic settlements and accruals on certain derivative instruments that are reported in realized capital gains and losses because they do not qualify for hedge accounting or are not designated as hedges for accounting purposes.  These instruments are used for economic hedges and to replicate fixed income securities, and by including them in operating income, we are appropriately reflecting their trends in our performance and in a manner consistent with the economically hedged investments, product attributes (e.g. net investment income and interest credited to contractholder funds) or replicated investments.  Business combination expenses are excluded because they are non-recurring in nature and the amortization of purchased intangible assets is excluded because it relates to the acquisition purchase price and is not indicative of our underlying insurance business results or trends. Non-recurring items are excluded because, by their nature, they are not indicative of our business or economic trends.  Accordingly, operating income excludes the effect of items that tend to be highly variable from period to period and highlights the results from ongoing operations and the underlying profitability of our business.  A byproduct of excluding these items to determine operating income is the transparency and understanding of their significance to net income variability and profitability while recognizing these or similar  items may recur in subsequent periods.  Operating income is used by management along with the other components of net income available to common shareholders to assess our performance.  We use adjusted measures of operating income and operating income per diluted common share in incentive compensation.  Therefore, we believe it is useful for investors to evaluate net income available to common shareholders, operating income and their components separately and in the aggregate when reviewing and evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the Company and management’s performance.  We note that the price to earnings multiple commonly used by insurance investors as a forward-looking valuation technique uses operating income as the denominator.  Operating income should not be considered as a substitute for net income available to common shareholders and does not reflect the overall profitability of our business.  A reconciliation of operating income to net income available to common shareholders is provided in the schedule, “Contribution to Income”.

Underwriting income is calculated as premiums earned, less claims and claims expense (“losses”), amortization of DAC, operating costs and expenses and restructuring and related charges as determined using GAAP.  Management uses this measure in its evaluation of the results of operations to analyze the profitability of our Property-Liability insurance operations separately from investment results.  It is also an integral component of incentive compensation.  It is useful for investors to evaluate the components of income separately and in the aggregate when reviewing performance.   Net income available to common shareholders is the most directly comparable GAAP measure.  Underwriting income should not be considered as a substitute for net income available to common shareholders and does not reflect the overall profitability of our business.  A reconciliation of Property-Liability underwriting income to net income available to common shareholders is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes is a non-GAAP ratio, which is computed as the difference between two GAAP operating ratios:  the combined ratio and the effect of catastrophes on the combined ratio.  The most directly comparable GAAP measure is the combined ratio. We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude and can have a significant impact on the combined ratio.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  The combined ratio excluding the effect of catastrophes should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.  A reconciliation of combined ratio excluding the effect of catastrophes to combined ratio is provided in the schedule, “Property-Liability Results”.

Combined ratio excluding the effect of catastrophes, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets (“underlying combined ratio”) is a non-GAAP ratio, which is computed as the difference between four GAAP operating ratios: the combined ratio, the effect of catastrophes on the combined ratio, the effect of prior year reserve reestimates on the combined ratio, the effect of business combination expenses and the amortization of purchased intangible assets on the combined ratio.   We believe that this ratio is useful to investors and it is used by management to reveal the trends in our Property-Liability business that may be obscured by catastrophe losses, prior year reserve reestimates, business combination expenses and the amortization of purchased intangible assets.  Catastrophe losses cause our loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio.  Prior year reserve reestimates are caused by  unexpected loss development on historical reserves.  Business combination expenses and the amortization of purchased intangible assets primarily relate to the acquisition purchase price and are not indicative of our underlying insurance business results or trends.  We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our underwriting performance.  We also provide it to facilitate a comparison to our outlook on the underlying combined ratio. The most directly comparable GAAP measure is the combined ratio.  The underlying combined ratio should not be considered as a substitute for the combined ratio and does not reflect the overall underwriting profitability of our busines, “Allstate Brand Profitability Measures”, “Encompass Brand Profitability Measures” , “Esurance Brand Profitability Measures”, “Auto Profitability Measures” and “Homeowners Profitability Measures”.

Operating income return on common shareholders’ equity is a ratio that uses a non-GAAP measure. It is calculated by dividing the rolling 12-month operating income by the average of common shareholders’ equity at the beginning and at the end of the 12-months, after excluding the effect of unrealized net capital gains and losses. Return on common shareholders’ equity is the most directly comparable GAAP measure.  We use operating income as the numerator for the same reasons we use operating income, as discussed above. We use average common shareholders’ equity excluding the effect of unrealized net capital gains and losses for the denominator as a representation of common shareholders’ equity primarily attributable to the Company’s earned and realized business operations because it eliminates the effect of items that are unrealized and vary significantly between periods due to external economic developments such as capital market conditions like changes in equity prices and interest rates, the amount and timing of which are unrelated to the insurance underwriting process.  We use it to supplement our evaluation of net income available to common shareholders and return on common shareholders’ equity because it excludes the effect of items that tend to be highly variable from period to period.  We believe that this measure is useful to investors and that it provides a valuable tool for investors when considered along with net income return on common shareholders’ equity because it eliminates the after-tax effects of realized and unrealized net capital gains and losses that can fluctuate significantly from period to period and that are driven by economic developments, the magnitude and timing of which are generally not influenced by management.  In addition, it eliminates non-recurring items that are not indicative of our ongoing business or economic trends. A byproduct of excluding the items noted above to determine operating income return on common shareholders’ equity from return on common shareholders’ equity is the transparency and understanding of their significance to return on common shareholders’ equity variability and profitability while recognizing these or similar items may recur in subsequent periods.  Therefore, we believe it is useful for investors to have operating income return on common shareholders’ equity and return on common shareholders’ equity when evaluating our performance.  We note that investors, financial analysts, financial and business media organizations and rating agencies utilize operating income return on common shareholders’ equity results in their evaluation of our and our industry’s financial performance and in their investment decisions, recommendations and communications as it represents a reliable, representative and consistent measurement of the industry and the company and management’s utilization of capital.  Operating income return on common shareholders’ equity should not be considered as a substitute for return on common shareholders’ equity and does not reflect the overall profitability of our business.  A reconciliation of return on common shareholders’ equity and operating income return on common shareholders’ equity can be found in the schedule, “Return on Common Shareholders’ Equity”.

Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a ratio that uses a non-GAAP measure.  It is calculated by dividing common shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities and related DAC, DSI and life insurance reserves by total common shares outstanding plus dilutive potential common shares outstanding.  We use the trend in book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, in conjunction with book value per common share to identify and analyze the change in net worth attributable to management efforts between periods.  We believe the non-GAAP ratio is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management, and we believe it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.  We note that book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, is a measure commonly used by insurance investors as a valuation technique.  Book value per common share is the most directly comparable GAAP measure.  Book value per common share, excluding the impact of unrealized net capital gains and losses on fixed income securities, should not be considered as a substitute for book value per common share, and does not reflect the recorded net worth of our business.  A reconciliation of book value per common share, excluding the impact of unrealized net capital gains on fixed income securities, and book value per common share can be found in the schedule, “Book Value per Common Share”.